                                                                    EXHIBIT 10.4

                            DIAPER PATENT AGREEMENT

Johnson & Johnson, a corporation organized and existing under the law of the State of New Jersey and its subsidiaries and affiliates which it controls by majority ownership, including McNeil-PPC, Inc. (hereinafter called "J&J"); Weyerhaeuser Company, a corporation organized and existing under the law of the State of Washington (hereinafter called "Weyerhaeuser"); Paragon Trade Brands, Inc., a corporation organized and existing under the law of the State of Delaware (hereinafter called "Paragon") and Scott Health Care, a partnership operating under the laws of the State of Delaware (hereinafter called "SHC"), in consideration of the premises and of the covenants and agreements hereinafter set forth, do hereby covenant and agree as follows:

1.   Background
     ----------

     1.1 Effective July 1, 1987 J&J and Weyerhaeuser entered into an agreement relating to absorbent products technology and related patents (hereinafter called the "Technology Agreement"), which agreement was amended as follows:

          a.   J&J letter of May 23, 1988 modification of Schedule C-2.

          b. Weyerhaeuser letter of July 17, 1989 Accepted July 18, 1989 by Weyerhaeuser and Accepted August 24, 1989 by J&J

          c. J&J letter of September 8, 1989 Accepted September 11, 1989 by J&J and Accepted November 1, 1989 by Weyerhaeuser.

          d.   J&J letter of April 3, 1990 Revised Schedules dated April 2,
     1990.

          e. Weyerhaeuser letter of March 14, 1991 Accepted March 18, 1991 by Weyerhaeuser and Accepted June 19, 1991 by J&J.

          f. J&J letter of May 12, 1992 re U.S. Patent 4,388,075 Accepted by Weyerhaeuser May 22, 1992.

          g. J&J letter of May 20, 1992 Accepted by J&J May 20, 1992 and Accepted by Weyerhaeuser May 22, 1992.

          h. Weyerhaeuser letter of June 10, 1992 Accepted by Weyerhaeuser and Accepted by J&J June 30, 1992.

          i. Weyerhaeuser letter of November 10, 1992 Accepted by Weyerhaeuser November 11, 1992 and accepted by J&J December 2, 1992.

     1.2 Effective May 30, 1992 Weyerhaeuser granted to SHC a sublicense under the Technology Agreement with permission of J&J (hereafter called the "SHC Sublicense").

     1.3 Effective February 2, 1993 Weyerhaeuser granted to Paragon a sublicense under the Technology Agreement excluding C-C Patents and Prime Line Technology (hereinafter called the "Paragon Sublicense").

     1.4 Since February 2, 1993 Weyerhaeuser is no longer directly involved in the production of diapers and is currently in the process of dismantling its facility designed for the practice of C-C Patents and Prime Line Technology.

     1.5 Since no facilities exist for the commercial practice of the C-C Patents and the Technology Agreement provides certain paid-up rights effective after payment of the minimum royalty for calendar year 1994, the parties hereto have agreed to terminate the Technology Agreement and establish this Agreement among the Parties for the remaining rights other than those relating to C-C Patents.

2.   Definitions
     -----------

     2.1 "Licensed Technology" shall mean all information relating to the processes, materials, equipment, designs, operation, performance, controls or structures of or for making Infant Diapers, which information was known by J&J employees involved with developments relating to the C-C Patents as of July 1, 1987 and disclosed to Weyerhaeuser under the Technology Agreement.

     2.2 "Prime Line Technology" shall mean all information relating to processes, materials, equipment, designs, operations, performance, controls or structures for the manufacture of fluid absorbent articles comprising fibers and a fluid absorbent polymer which has been polymerized in situ on and/or in said article, which information has been disclosed by J&J to Weyerhaeuser under the Technology Agreement as part of the Licensed Technology or developed by Weyerhaeuser in support of its prime line equipment in Bowling Green, Kentucky before February 2, 1993.

     2.3 "Diaper Technology" shall mean all Licensed Technology except for Prime Line Technology which has been disclosed by Weyerhaeuser to SHC under the SHC Sublicense and to Paragon under the Paragon Sublicense.

     2.4 "C-C Patents" shall mean each and every unexpired patent right of J&J as listed in Schedule A attached hereto and made a part hereof, including patents which result from the issuance, re-examination, reissue or extension of any so-listed patent or application.

     2.5 "Diaper Patents" shall mean each and every unexpired patent right as listed in Schedules B and C attached hereto and made a part hereof, including patents which result from the issuance, re-examination, reissue or extension of any so-listed patent or application.

     2.6 "Other Patents" shall mean each and every unexpired patent right of J&J issued or pending as of July 1, 1987, other than C-C Patents and Diaper Patents, including patents which result from the issuance, re-examination, reissue, extension or foreign equivalent thereof;

such patents rights include but are not limited to those listed in Schedule D attached hereto and made a part hereof.

     2.7 "Valid Claim" shall mean a claim in a patent which has not lapsed or become abandoned and which claim has not been declared null or invalid by an irrevocable or unappealed decision or judgment of a patent office or a court of competent jurisdiction.

     2.8 "Infant Diaper" shall mean any product for absorbing body wastes and fluids, other than human blood and/or menstrual fluid, and designed for use on a person having a weight of less than fifty (50) pounds.

     2.9 "Adult Diaper" shall mean any product for absorbing body wastes and fluids, other than human blood and/or menstrual fluid, and designed for use on a person have a weight of at least fifty (50) pounds.

     2.10 "Licensed Territory" shall mean the United States of America, Canada and Mexico.

     2.11 "Party or Parties" shall mean J&J, Weyerhaeuser, SHC and Paragon as the context indicates.

     2.12 "Effective Date" shall mean the latest date that this Agreement has been signed by all the Parties hereto.

3.   Termination of Prior Agreements
     -------------------------------

     3.1 This Agreement supersedes and terminates the Technology Agreement, the SHC Sublicense and the Paragon Sublicense.

     3.2 It is acknowledged by the Parties that as a result of this termination all rights in the C-C Patents revert to J&J.

4.   Assignments
     -----------

     4.1 J&J hereby assigns to Paragon all of the Diaper Patents and agrees to execute assignments thereof substantially in the form of Attachment E, attached hereto and made a part hereof, as needed to record these assignments. Paragon agrees to reimburse J&J for any outside costs incurred in responding to Paragon's reasonable request for cooperation in support of any litigation involving Diaper Patents.

     4.2 J&J hereby assigns to Weyerhaeuser all of its rights and interest in U.S. Patents 5,100,397; 5,171,237; and 5,246,429 and agrees to execute assignments thereof substantially in the form of Attachment F, attached hereto and made a part hereof, as needed to record these assignments. Weyerhaeuser agrees to reimburse J&J for any outside costs incurred in responding to Weyerhaeuser's reasonable request for cooperation in support of any litigation involving these assigned patents.

5.   Grants
     ------

     5.1 Paragon hereby grants to J&J a non-exclusive, paid-up, worldwide, irrevocable right and license to practice the inventions within the scope of any Valid Claim of the Diaper Patents listed in Schedule B in the manufacture, use and sale of any products other than Infant Diapers.

     5.2 Paragon hereby grants to J&J a non-exclusive, paid-up, worldwide, irrevocable right and license to practice the inventions within the scope of any Valid Claim of the Diaper Patents listed in Schedule C in the manufacture, use and sale of any products.

     5.3 Weyerhaeuser hereby grants to J&J a non-exclusive, paid-up, worldwide, irrevocable right and license to practice the inventions within the scope of any Valid Claim of U.S. Patents, 5,100,397; 5,171,237; and 5,246,429 and any foreign equivalents thereof owned by Weyerhaeuser in the manufacture, use and sale of any products.

     5.4 J&J and Weyerhaeuser hereby reaffirm the grant to Paragon of a worldwide, irrevocable right and exclusive license, with the right to grant sublicenses, to utilize Diaper Technology to manufacture, have manufactured, use and sell Infant Diapers and Adult Diapers.

     5.5 J&J hereby covenants not to sue Paragon and its licensees and sublicensees for infringement of any Valid Claim of any Other Patents by any Infant Diaper or Adult Diaper as long as the Infant Diaper or Adult Diaper is made, used or sold exercising the assignment rights of Paragraph 4.1 or the license of Paragraph 5.4 except said covenant not to sue shall not extend to U.S. Patent 4,938,754. J&J acknowledges that as to U.S. Patent 4,938,754 Paragon has a non-exclusive license for Infant Diapers and Adult Diapers which license will be paid-up once the payment under Paragraph 6.3 has been made.

     5.6 Paragon hereby grants to SHC a non-exclusive and irrevocable right and sublicense in the Licensed Territory to utilize Diaper Technology to manufacture, have manufactured, use and sell Adult Diapers.

     5.7 Paragon hereby grants to SHC a non-exclusive and irrevocable right and license in the Licensed Territory to manufacture, have manufactured, use and sell Adult Diapers within the scope of any Valid Claim of any Diaper Patent.

     5.8 J&J hereby covenants not to sue SHC for infringement of any Valid Claim of any Other Patents by any Adult Diaper as long as the Adult Diaper is made, use or sold exercising the licenses of Paragraph 5.6 or 5.7 except said covenant not to sue shall not extend to U.S. Patent 4,938,754. J&J acknowledges that as to U.S. Patent 4,938,754 SHC has a non-exclusive license for Adult Diapers which license will be paid-up once full payment under Paragraph 6.2 has been made.

     5.9 Weyerhaeuser and Paragon hereby reaffirm the right of J&J to grant non-exclusive licenses under U.S. Patent 4,388,075 if and to the extent that such license(s) are granted together with an express license under J&J's U.S. Patent 4,938,754. It is understood that in such licenses, royalties attributable solely to U.S. Patent 4,388,075 shall be equally divided between J&J and Paragon, but that royalties attributed solely to U.S. Patent 4,938,754, or jointly to Patents 4,388,075 and 4,938,754, shall be solely to the right and property of J&J.

6.   Compensation and Payments
     -------------------------

     6.1 Since Weyerhaeuser has no future benefits and is paid up as to the past, it has no further compensation obligations to the other Parties with regard to the Technology Agreement and this Agreement.

     6.2 SHC agrees to pay J&J Forty Thousand Dollars ($40,000) for paid-up rights under the Agreement. SHC shall make two payments of Twenty Thousand Dollars ($20,000) with the first in June 1994 and the final payment in December 1994.

     6.3 Paragon agrees to pay J&J Three Hundred Sixty Thousand Dollars ($360,000) for paid-up rights under this Agreement. Paragon shall make this payment in December 1994.

     6.4  The payments by SHC and Paragon to J&J shall be addressed as follows:

                        Lawrence D. Schuler, Esq.
                        Office of General Counsel
                        Johnson & Johnson
                        One Johnson & Johnson Plaza
                        New Brunswick NJ 08933-7002

This address may be changed by J&J by written notice to SHC and Paragon.

7.   Representations, Warranties and Indemnities
     --------------------------------------------

     7.1 The Party owning any patents subject to this Agreement makes no warranties or representations with respect to the validity, scope or enforceability of such patents or to the freedom to practice such patents free of infringement of any other patents which are not subject to this Agreement.

     7.2 J&J does not warrant the completeness or total usefulness of the Diaper Technology. J&J makes no warranties or representations with respect to the Parties' freedom to use the Diaper Technology free of infringement of any patents which are not subject to this Agreement.

     7.3 Each Party agrees to indemnify and hold the other Parties harmless with respect to any product liability claims, suits, damages and expenses arising out of the manufacture, use or sale of any products make, used or sold by the indemnifying Party or its licensee(s) or sublicensee(s), or by any third party. The Party using Diaper Technology does so at that Party's risk based on that Party's own judgment.

8.   Confidentiality
     ---------------

     8.1 All information within-the Diaper Technology, Licensed Technology and Prime Line Technology supplied or received by a Party under the terms of this Agreement, the Technology Agreement, SHC Sublicense or Paragon Sublicense shall be protected as follows:

          (a) To the extent that such information is of a confidential nature the disclosing Party shall clearly mark such information as "Proprietary" or "Confidential" if in written form or, if not in written form, the disclosing Party shall clearly characterize such information as "Proprietary" or "Confidential" so that the receiving Party is aware that is protected under the terms hereof when first disclosed by one Party to another Party.

          (b) Without prior written consent of Paragon, the other Parties shall not disclose Proprietary or Confidential Diaper Technology information to any third party without first obtaining from said third party a written agreement to maintain the confidential status and to strictly limit the use of such information to that permitted such other Party under this Agreement.

          (c) The Parties shall only disclose Proprietary or Confidential information disclosed to it by another Party under the Technology Agreement, SHC Sublicense, Paragon Sublicense or this Agreement to those of its consultants, contractors, employees, licensees' or sublicensees' employees who shall reasonably need to know such information and then only upon such consultants, contractor and employees' written agreement to maintain the confidential status and to strictly limit the use of such information to that permitted such Party under this Agreement.

     8.2 The obligation of Paragraph 8.1 shall not deprive the Parties of the right to use (subject to patent rights) and disclose any information:

          (a) Which is, at the time of first disclosure to the receiving Party, generally known to the trade or public;

          (b) Which becomes at a later date generally known to the trade or public through no fault of the receiving Party and then only after such later date;

          (c) Which is possessed by the receiving Party, as shown by such Party's written or other tangible evidence, before its first disclosure by the disclosing Party or anyone confidentially bound to the disclosing Party as to such information;

          (d) Which is disclosed to the receiving Party in good faith by a third party who has an independent right to such information; or

          (e)  After December 31, 1996.

     8.3 Each Party agrees that the other Parties are not restricted from the disclosure of Diaper Technology information as is reasonably necessary in the other Parties' efforts to obtain patents and to commercially exploit the rights granted and retained under this Agreement.

     8.4 The Parties hereto acknowledge that the SHC Sublicense referenced in Paragraphs 1.2 and 8.1 contains no provision for confidentiality.

9.   Terms and Termination
     ---------------------

     9.1 The term of this Agreement shall extend from the Effective Date until the expiration or lapse of the last to expire or lapse of the Diaper Patents or Other Patents and the rights to use Diaper Technology shall continue without time limit.

     9.2 In view of the rights and obligations involved in this Agreement, the Parties agree that a termination with notice provision for any material breach of this Agreement would not be an adequate or appropriate remedy. In the event of any material breach of this Agreement, the Parties agree to diligently work to resolve their differences in a manner which will allow the benefits foreseen from this Agreement to continue. It is also agreed by the Parties that upon mutually accepted written terms, a termination prior to the expiration of this Agreement can be effective.

10.  Miscellaneous Provisions
     ------------------------

     10.1 Any notice or request with reference to this Agreement shall be by letter or by facsimile letter followed by a confirming letter mailed within five
(5) days; and such communications shall be addressed as follows:

          (a)  To J&J:           Lawrence D. Schuler, Esq.
                                 Office of General Counsel
                                 Johnson & Johnson
                                 One Johnson & Johnson Plaza
                                 New Brunswick NJ 08933-7002
                                 Tel (908) 524-2811, Fax (908) 524-2808

          (b)  To Weyerhaeuser:  Patrick D. Coogan, Esq.
                                 Assistant General Counsel and
                                  Corporate Patent Counsel
                                 Law Department, CH 2J29
                                 Weyerhaeuser Company
                                 Tacoma WA 98477
                                 Tel (206) 924-2061, Fax (206) 924-3253

          (c)  To SHC:           Mark G. Bocchetti, Esq.
                                 Senior Patent Attorney
                                 Law Division
                                 Scott Paper Company
                                 Scott Plaza
                                 Philadelphia PA 19113
                                 Tel (215) 522-5804, Fax (215) 522-7275

          (d)  To Paragon:       Susan Barley, Esq.
                                 Vice President and General Counsel
                                 Paragon Trade Brands, Inc.
                                 505 South 336th Street
                                 Federal Way WA 98003
                                 Tel (206) 924-4282, Fax (206) 924-4739

Each Party may by written notice to the other Parties change the above-noted address. Notices shall be effective when received.

     10.2 Any Party owning patents subject to the terms of this Agreement shall have complete discretion as to its decisions to prosecute, maintain, enforce, license, sublicense, defend, reissue, re-examine, disclaim, abandon, assign or any other action relating to such patent(s).

     10.3 This Agreement shall be construed and the legal relations among the parties determined in accordance with the law of the State of Washington.

     10.4 This Agreement and the rights and obligations hereunder are personal as among the Parties and shall not be assigned by any Party to any other Party or any third party without the prior written consent of the other Parties except to the successor by way of purchase or otherwise of a substantial part of the business relating to absorbent products of that Party. In such event, prior written consent is not required but prompt notification of such an assignment with the written assurance by the acquiring party of its willingness and ability to fully perform the obligations of the Party acquired are necessary for such assignment to be effective.

     10.5 Except as otherwise expressly provided, this Agreement may not be released, discharged, changed or modified in any manner, except by a document of concurrent or subsequent date to the Effective Date, in writing, signed by duly authorized officers of all of the Parties hereto.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in quadruplicate, with each copy thereof to be deemed an original, by their duly authorized officers as to the date indicated.

AGREED TO ACCEPTED THIS             AGREED TO AND ACCEPTED THIS

22nd day of April, 1994             15th day of April, 1994


JOHNSON & JOHNSON                   WEYERHAEUSER COMPANY

By /s/ Stephen J. Cosgrove          By /s/ Edward Soule
   ---------------------------         ----------------------------
          (Signature)                         (Signature)

Stephen J. Cosgrove                 Edward Soule
Vice President, Finance J&J CP1     Vice President
-------------------------------     --------------------------------
    (Print Name and Title)                (Print Name and Title)




AGREED TO ACCEPTED THIS             AGREED TO AND ACCEPTED THIS

4th day of May, 1994                26th day of April, 1994


PARAGON TRADE BRANDS, INC.          SCOTT HEALTH CARE

By /s/ B.V. Abraham                 By /s/ John S. Clement
   ---------------------------         -----------------------------
          (Signature)                          (Signature)

Bobby V. Abraham, Chairman and      John S. Clement
Chief Executive Officer             President and General Manager
-------------------------------     --------------------------------
    (Print Name and Title)                (Print Name and Title)

                                  Schedule A
                                  ----------

Patents                                                           A-1
-------                                                           JBD 2/25
    U.S. Patent 4,500,315 and 4,537,590                           (Weyco #16951)
    -----------------------------------
        Argentina                234479
        Austria                  0108637
        Australia                558202
        Belgium                  0108637
        Bolivia                  B-4737
        Brazil                   P-18306016
        Canada                   1,209,752
        Chile                    34798
        Columbia                 23698
        Denmark                  161,664
        Ecuador                  PI-86-187
        Eire                     54695
        EPO                      0108637
        France                   0108637
        Germany                  P-3378952.5.08
        Great Britain            2,131,346
        Greece                   78755
        Guatemala                3775
        Hong Kong                419/1987
        India                    161085
        Italy                    0108637
        Japan                    1,586,799
        Korea                    42835
        Luxembourg               0108637
        Mexico                   157756
        Netherlands              0108637
        New Zealand              206055

                                                                  A-1 Continued
                                                                  JBD 2/25
                                                                  (Weyco #16951)
        Peru                     3814
        Philippines              19243
        Portugal                 77627
        Sarawak                  3208
        Singapore                242/87
        South Africa             83/8282
        Spain                    527081, 280301, 280302,
                                 280303, 280304, 280305, 280306
        Sweden                   0108637
        Switzerland              0108637
        Taiwan                   22229
        Trinidad                 24/1987
        Venezuela                47305

Patent Applications
-------------------
        Egypt                    691/1983
        Malaysia                 8801552
        Thailand                 001958

Patents                                                           A-2
-------                                                           JBD 54
    U.S. Patent 4,676,784                                         (Weyco #16953)
    ---------------------
        Canada                   1239012
        Singapore                187/91
        Trinidad                 16/1991

-------------------------------------------------------------------------------

Patents                                                           A-3
-------                                                           JBD 62
    U.S. 4,560,372                                                (Weyco #16954)
    --------------
          Canada                 1245004
          Hong Kong              305/1991
          Singapore              164/91
          Trinidad               15/1991

-------------------------------------------------------------------------------

Patents                                                           A-4
-------                                                           JBD 72
    U.S. Patent 4,559,050                                         (Weyco #16956)
    ---------------------
        Canada                   1252953

Patent Application
------------------
        Japan                    180067/85

--------------------------------------------------------------------------------

Patent                                                            A-5
------                                                            JBD 73
    U.S. 4,596,567                                                (Weyco #16957)
    --------------
        Canada                   1251902

Patent Application
------------------
        Japan                    180068/85

Patents                                                           A-6
-------                                                           JBD 74
    U.S. 4,605,402                                                (Weyco #16958)
    --------------
        Brazil                   P18503820
        Canada                   1251901
        Hong Kong                1076/1991
        Singapore                955/91
        Trinidad                 61/1991

Patent Applications
-------------------
        Japan                    180069/85

--------------------------------------------------------------------------------
Patents                                                           A-7
-------                                                           ABTK 1
                                                                  (Weyco #16946)

        Australia                543970
        Brazil                   PI 8108591
        Canada                   1,163,599
        EPO                      0040087
        France                   0040087
        Great Britain            0040087
        Germany                  3165831.8
        Hong Kong                291/1985
        Japan                    1712175
        Malaysia                 1115/1985
        Mexico                   154820
        Netherlands              0040087
        Singapore                928/84
        South Africa             81/3131

Patents                                                           A-8
-------                                                           ABTK 009
     U.S. 4,381,320                                              (Weyco #16947)
     --------------
        Argentina                229126
        Australia                551832
        Brazil                   PI 8203234
        Canada                   1203772
        Great Britain            2099828
        Japan                    1686025
        New Zealand              200725
        Portugal                 74987
        South Africa             82/3882

Patent Application
------------------
        Germany                  3220735.2

--------------------------------------------------------------------------------

U.S. Patent 4,573,988            JBD 66          (Weyco #18681)   A-9
----------------------
                           (CIP of JBD 2 and JBD 25)

U.S. Patent 4,540,454            JBD 78          (Weyco #-18682)
---------------------
                           (Div. of JBD 2 and JBD 25)

U.S. Patent 5,100,397            JBD 153         (Weyco #16698)
---------------------

U.S. Patent 5,171,237            JBD 153         (Weyco #16698A)
---------------------

U.S. Patent 5,246,429            JBD 153         (Weyco #16698B)
---------------------

                                  SCHEDULE B
                                  ----------

Patent                                                            B-1
------                                                            JBD 8
    U.S. Patent 4,413,995                                         (Weyco #16949)
    ---------------------
        Canada                   1,192,456
        Singapore                860/85

--------------------------------------------------------------------------------

Patents                                                           B-2
-------                                                           JBD 11
    U.S. 4,540,415                                                (Weyco #16950)
    --------------

--------------------------------------------------------------------------------

Patents                          JBP 22     (Weyco #14022)   B-3
-------
    U.S. 4,084,592
    --------------

Patents                          JBD 76     (Weyco #16960)
-------
    U.S. 4,880,420
    --------------
        Brazil                   P18503818
        Canada                   1257751

Patent Application
------------------
        Japan                    180071/85

--------------------------------------------------------------------------------

Patent                                                           B-4
------                                                           JBD 70 (Design)
          Canada                 55968                           (Weyco #16955)

Patent                                                        B-6
------                                                        JBD 47/103
    U.S. Patent 4,985,025                                     (Weyco #16952)
    ---------------------
             Canada              1241503

Patent                                                        B-7
------                                                        JBD 75/106/129/149
    U.S. 4,883,480                                            (Weyco #16964)
    --------------
        Canada                   1252952

Patents                                                       B-8
-------                                                       JBD 29/JBD 130
        Canada                   1236074                      (Weyco #18828)
        Singapore                611/90
        Trinidad                 25/90

Patent                                                        B-9
------                                                        JBD 107/JBD 128
     U.S. 4,813,947                                           (Weyco #14107)
     --------------

Patent Application
------------------
        Canada                   526378-6

Patents                                                           B-10
-------
    U.S. 3,779,246                  J&J 665          (Weyco #14665)
    --------------
    Canada 977,268

    U.S. 4,464,217                  JBP 177          (Weyco #14177)
    --------------
    Canada 1,186,288

    U.S. 4,084,592                  JBP 22           (Weyco #14022)
    --------------

    U.S. 4,573,991                  JBD 50           (Weyco #14050)
    --------------

    U.S. 4,479,836                  JBD 43           (Weyco #14043)
    --------------

    U.S. 4,576,598                  JBD 41           (Weyco #14041)
    --------------

    U.S. 4,552,560                  JBD 48           (Weyco #14048)
    --------------

    U.S. 4,723,954                  JBD 104          (Weyco #16963)
    --------------

    U.S. 4,662,874                  JBD 105          (Weyco #14105)
    --------------

    U.S. 4,731,066                  JBD 131          (Weyco #14131)
    --------------

    U.S. 4,886,511                  JBD 144          (Weyco #14144)
    --------------

    U.S. 4,941,933                  JBD 146          (Weyco #14146)
    --------------
-------------------------------------------------------------------------------

Recent Inventions:                                                B-11
-----------------

File 1047.142    Disposable Diaper with Center Gathers: Filed October 27, 1988;
-------------    S.N. 263,260 (JBD 159) U.S. Patent 4,935,021 issued 6/19/90;
Weyco #16696     Canada S.N. 614682 9/29/89


File 1047.153    Low Bulk Disposable Diaper: Filed October 27, 1988; S.N.
-------------    263,529 JBD 157) Now U.S. Patent No. 5,098,423 issued 3/24/92.
Weyco #16700

                                  SCHEDULE C
                                  ----------

Patents                                                   C-1
-------                                                   JBD 7/JBP 98/JBP 158
     U.S. 4,450,026                                       (Weyco #14098)
     --------------

     U.S. 4,337,771
     --------------
        Australia                528,814
        Brazil                   7900459 - Expired 1/25/94
        Canada                   1,195,804
        Japan                    1,591,935
        South Africa             79/0351

-------------------------------------------------------------------------------

Patents                                                   C-2
-------                                                   JBD 44/JBP 97/JBP 159
     U.S. RE 31,922                                       (Weyco #s 14044, 16696
     --------------

     U.S. 4,324,245
     --------------
        Argentina                221074
        Australia                526338
        Canada                   1153152
        Chile                    31273
        Guatemala                3295
        Venezuela                40765 - Expired 1/17/93

Patent Application
------------------
        Ecuador                  210

-------------------------------------------------------------------------------

Patent                                              JBP 120/JBP 166
------                                              Weyco #s 19070, 19147, 17914

        Australia                533635

Patent                                                          C-3
------                                                          JBP 157/JBP 100
     U.S. 4,336,803                                             (Weyco #18226)
     --------------

-------------------------------------------------------------------------------

Patent                                                          C-5
------

     U.S. 4,381,783                 JBP 210              (Weyco #14210)
     --------------

     U.S. RE 32,957                 JBD 90               (Weyco #14090)
     --------------

                                  SCHEDULE D
                                  ----------

4,938,754                         4,300,562                        3,965,904
4,662,877                         4,293,367                        3,938,522
4,522,874                         4,285,747                        3,934,588
4,507,163                         4,285,342                        3,903,890
4,464,217                         4,282,874                        3,867,940
4,449,979                         4,279,369                        3,848,598
4,430,086                         4,274,318                        3,838,694
4,425,126                         4,259,387                        3,837,343
4,417,676                         4,240,866                        3,779,246
4,413,623                         4,235,237                        3,777,758
4,409,049                         4,233,345                        3,768,480
4,407,284                         4,216,687                        3,763,863
4,353,491                         4,186,165                        3,730,184
4,352,355                         4,103,062                        3,683,916
4,349,140                         4,077,410                        3,663,348
4,337,821                         4,073,852                        3,612,055
4,337,771                         4,044,768                        3,572,342
4,333,463                         4,024,867                        3,563,243
4,333,462                         4,010,752
4,324,245                         3,993,820

                                  ASSIGNMENT
                                  ----------

     WHEREAS,________________________________________________________________
                (Name of J&J owning corporation for the patents assigned) (hereinafter "Assignor") is the sole and exclusive owner by assignment of the following patents and patent applications:



     WHEREAS, Paragon Trade Brands, Inc., a corporation of the State of Delaware (hereinafter "Paragon") is desirous of acquiring the entire right, title and interest in, to and under said patents and patent applications and the inventions covered thereby.

     NOW, THEREFORE, in consideration of and in exchange for the sum on One Dollar ($1.00) to it in hand paid by Paragon and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor has sold, assigned, transferred and set over, and does hereby sell, assign, transfer and set over to Paragon, the inventions, patents and patent applications aforesaid, and any reissue or reissues of said patents and patent applications and any re-examinations thereof, the same to be held and enjoyed by Paragon for its own use and enjoyment, and for the use and enjoyment of its successors, assigns, or other legal representatives, to the end of the term for which the said patent is granted or reissued as fully and entirely as the same would have been held and enjoyed by Assignor, if this assignment and sale had not been made; together with all claims for damages by reason of past infringement of said patent, with the right to sue for, and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

     And Assignor hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith.

                                      ____________________________
                                               (Assignor)

                                      By__________________________
                                              (Signature)

                                      ____________________________
                                        (Print Name and Title)

Date:_______________________

ATTEST:_____________________

____________________________
   Assistant Secretary



                                 Attachment E

                                  ASSIGNMENT
                                  ----------

     WHEREAS, McNeil-PPC, Inc., of New Brunswick, New Jersey, a corporation of the State of New Jersey (hereinafter "McNeil-PPC") is the sole and exclusive owner by assignment of the following patents:

     United States Patent 5,100,397 issued March 31, 1992;
     United States Patent 5,171,237 issued December 15, 1992; and
     United States Patent 5,246,429 issued September 21, 1993.

     WHEREAS, Weyerhaeuser Company of Tacoma, Washington 98477, a corporation of Washington State (hereinafter "Weyerhaeuser") is desirous of acquiring the entire right, title and interest in, to and under said patents and the inventions covered thereby.

     NOW, THEREFORE, in consideration of and in exchange for the sum on One Dollar ($1.00) to it in hand paid by Weyerhaeuser and other good and valuable consideration, the receipt of which is hereby acknowledged, McNeil-PPC has sold, assigned, transferred and set over, and does hereby sell, assign, transfer and set over to Weyerhaeuser, the inventions, patents aforesaid, and any reissue or reissues of said patents and any re-examinations thereof, the same to be held and enjoyed by Weyerhaeuser for its own use and enjoyment, and for the use and enjoyment of its successors, assigns, or other legal representatives, to the end of the term for which the said patent is granted or reissued as fully and entirely as the same would have been held and enjoyed by McNeil-PPC, if this assignment and sale had not been made; together with all claims for damages by reason of past infringement of said patents, with the right to sue for, and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

     And McNeil-PPC hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith.

                                      McNEIL-PPC, INC.


                                      By__________________________
                                              (Signature)

                                      ____________________________
                                        (Print Name and Title)

Date:_______________________

ATTEST:_____________________

____________________________
   Assistant Secretary


                                 Attachment F

                             TECHNOLOGY AGREEMENT

    Johnson & Johnson, a corporation organized and existing under the law of New Jersey and its subsidiaries and affiliates which it controls by majority ownership, including Johnson & Johnson Skillman, a division of Personal Products Corporation, (hereinafter called "J&J") and Weyerhaeuser Company, a corporation organized and existing under the law of the State of Washington, and its subsidiaries and affiliates which it controls by majority ownership (hereinafter called "Weyerhaeuser"), in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, do hereby covenant and agree as follows:

1.0 Background and Premises
    -----------------------

    1.1. J&J is a major manufacturer of absorbent products and has a worldwide reputation for product innovation and a growing base of related technology.

    1.2 Weyerhaeuser is a major manufacturer of absorbent products including diapers which are sold in Canada and in the United States.

    1.3 In May 1985 Uni-Charm Corporation of Japan entered into an agreement with Johnson & Johnson Skillman (hereinafter called "JJS") to use certain confidential information and patents relating to processes and equipment for making novel absorbent products.

    1.4 In August 1986 JJS contacted Weyerhaeuser to determine its interest in acquiring the tangible assets of JJS and certain rights in patents and information relating to absorbent product technology subject to previously granted rights to Uni-Charm set forth in the May 1985 JJS agreement and any current amendments thereto.

    1.5 In the event Weyerhaeuser enters into a corresponding technology development and patent license agreement with Uni-Charm, Weyerhaeuser is interested in hiring key J&J employees and in acquiring the tangible assets and obtaining access to and the rights to use absorbent product technology developed by J&J.

    1.6 For their mutual benefit, each party desires to obtain from the other the certain rights to use absorbent product technology improvements made during a period defined herein.

2.  Definitions
    -----------

    2.1 "Licensed Technology" shall mean all information relating to the processes, materials, equipment, designs, operation, performance, controls, or structures of or for making Infant Diapers, which information is known by J&J employees, who have been involved with JJS developments relating to the C-C Patents, as of the Effective Date.

    2.2 "C-C Patents" shall mean each and every unexpired patent right of J&J as listed in Schedule A and Schedule A' attached hereto and made a part hereof, including patents which result from the issuance, re-examination, reissue, extension, or foreign equivalent of any so listed patents or applications and shall further include all patents based on inventions conceived prior to the Effective Date by one or more J&J employee(s) while working in support of the JJS developments relating to the so-listed patent rights. Presently identified inventions conceived prior to the Effective Date are identified in Schedule A'.

    2.3 "Improvement Patents" shall mean each and every patent obtained by Weyerhaeuser or J&J based on invention(s) conceived by their employees between the Effective Date and ten years after such date, whenever the practice of such patent will infringe at least one Valid Claim of a C-C Patent.

    2.4 "Valid Claim" shall mean a claim in a patent which has not lapsed or become abandoned and which claim has not been declared null or invalid by an irrevocable or unappealed decision or judgment of a patent office or a court of competent jurisdiction.

    2.5 "Diaper Patents" shall mean each and every unexpired patent right of J&J as listed in Schedule B, Schedule B' and Schedule C attached hereto and made a part hereof, including patents which result from the issuance, re-examination, reissue, extension, or foreign equivalent of any so-listed patents or patent applications and shall further include all patents based on inventions conceived prior to the Effective Date by one or more J&J employee(s) while working in support of the JJS developments relating to the patent rights listed in Schedule B and Schedule B'. Presently identified inventions conceived prior to the Effective Date are identified in Schedule B'.

    2.6 "Other Patents" shall mean each and every unexpired patent right of J&J issued or pending as of the Effective Date, other than C-C Patents and Diaper Patents, Including patents which result from the issuance, re-examination, reissue, extension, or foreign equivalent of such patent or patent application.

    2.7 "Infant Diaper" shall mean any product sold for absorbing body wastes and fluids, other than human blood and/or menstrual fluid, and designed for use on a person having a weight of less than fifty (50) pounds.

    2.8 "Adult Diaper" shall mean any product sold for absorbing body wastes and fluids, other than human blood and/or menstrual fluid, and designed for use on a person having a weight of at least fifty (50) pounds.

    2.9 "Consumer Product" shall mean a final product intended to be sold at retail, other than Infant Diaper, Adult Diaper or any other product to be used for absorbing human body exudates such as sanitary protection products and wound care products.

    2.10 "Industrial Product" shall mean a product sold for industrial use and excludes products to be used or sold for absorbing human body exudates.

    2.11 "Body Exudate Product" shall mean a product used for absorbing a human body exudate other than Infant Diaper or Adult Diaper.

    2.12 "Royalty Products" shall mean any Infant Diaper, Adult Diaper, Consumer Product or Industrial Product, the manufacture, use or sale of such product being within the scope of a Valid Claim of a C-C Patent.

    2.13 "Net Sales" shall mean the aggregate of sales by Weyerhaeuser or its sublicensees of Royalty Products calculated using generally accepted accounting principles as the total price invoiced customers, less trade-in or cash discounts actually allowed, credits for temporary price reduction by special consumer pricing activities, returns and allowances, prepaid transportation charges, duties and sales taxes added to the face of the invoice. Sales shall be considered made when invoiced.

    2.14 "Uni-Charm Territory" shall mean the territory of Japan.

    2.15 "Non-Exclusive Territory" shall mean the territory of Hong Kong, the People's Republic of China, the Republic of Korea, the Republic of Singapore and Taiwan.

    2.16 "Weyerhaeuser Territory" shall mean the territory of Earth less Uni-Charm Territory and less Non-Exclusive Territory.

    2.17 "Effective Date" shall mean July 1, 1987.

3.0 Grants
    ------

    3.1 J&J hereby grants to Weyerhaeuser an exclusive license, with the right to grant sublicenses, in Weyerhaeuser Territory and a non-exclusive license in Non-Exclusive Territory to utilize Licensed Technology to manufacture, have manufactured, use and sell Infant Diapers.

    3.2 J&J hereby grants to Weyerhaeuser a sole license-in Weyerhaeuser Territory and a non-exclusive license in Non-Exclusive Territory to utilize Licensed Technology to manufacture, have manufactured, use and sell Adult Diapers, Consumer Product and Industrial Products.

    3.3 J&J hereby grants to Weyerhaeuser an exclusive license, with the right to grant sublicenses, in Weyerhaeuser Territory and a non-exclusive license in Non-Exclusive Territory to manufacture, have manufactured, use and sell Infant Diapers within the scope of any Valid Claim of a C-C Patent, a Diaper Patent or an Improvement Patent owned by J&J, however, J&J reserves the right to practice the inventions claimed in the patents and patent applications listed in Schedule C in the manufacture and sale of private label and control label Infant Diapers in the United States and Canada and in the manufacture and sale of Infant Diapers outside the United States and Canada.

    3.4 J&J hereby grants to Weyerhaeuser a sole license in Weyerhaeuser Territory and a non-exclusive license in Non-Exclusive Territory to manufacture, have manufactured, use and sell Adult Diapers, Consumer Products and Industrial Products within the scope of any Valid Claim of a C-C Patent, a Diaper Patent or an Improvement Patent owned by J&J.

    3.5 J&J hereby covenants not to sue Weyerhaeuser or its sublicensees for infringement of any Valid Claim of any Other Patents as long as the Infant Diaper is Made, used or sold exercising the licenses of Grants 3.1 or 3.3.

    3.6 J&J hereby covenants not to sue Weyerhaeuser for infringement of any Valid Claim of any Other Patents as long as the Adult Diaper, Consumer Product or Industrial Product is made, used or sold exercising the licenses of Grants
3.2 or 3.4.

    3.7 Weyerhaeuser hereby grants to J&J a non-exclusive license worldwide except for the countries within Asia, Oceania and Middle East regions to Manufacture, have Manufactured, use and sell any products except Infant Diapers within the scope of any Valid Claim of an Improvement Patent owned by Weyerhaeuser.

    3.8 J&J hereby assigns to Weyerhaeuser to the extent it is assignable the license J&J obtained from the Interference Settlement Agreement of February 17, 1983, a copy is set forth in Schedule D attached hereto and made a part hereof.

4.0 Compensation
    ------------

    4.1 Weyerhaeuser agrees to pay to J&J Four Million Two Hundred Seventy-Five Thousand Dollars ($4,275,000) in cash at closing in payment for fully paid up rights for all licenses and other J&J obligations set forth in this Technology Agreement with the exception that the licenses for Royalty Products are only paid up for the sale of Royalty Products by Weyerhaeuser or its sublicensees through December 31, 1988.

    4.2 In addition, Weyerhaeuser agrees to pay J&J for Royalty Products sold by Weyerhaeuser or its sublicensees the following royalty:

    a. Nine tenths of one percent (0.9%) of Net Sales of Infant Diapers and Consumer Products sold between January 1, 1989 and December 31, 1996;

    b. Six tenths of one percent (0.6%) of Net Sales of Infant Diapers and Consumer Products sold between January 1, 1997 and February 19, 2002;

    c. One and one half percent (1.5%) of Net Sales of Adult Diapers sold between January 1, 1989 and December 31, 1996;

    d. Eight tenths of one percent (0.8.%) of Net Sales of Adult Diapers sold between January 1, 1997 and February 19, 2002; and

    e. One percent (1.0%) of the variable cost of manufacturing that portion within the scope of a Valid Claim of a C-C Patent of Industrial Products sold between January 1, 1989 and February 19, 2002.

    4.3 Weyerhaeuser agrees to send written royalty reports to J&J within forty-five (45) days after the end of each fiscal half-year report period between January 1989 and December 2001 and after the final report period ending February 19, 2002. Such reports will set forth the Net Sales of Royalty Products sold during the report period by Weyerhaeuser and its sublicensees. Concurrently with such reports Weyerhaeuser shall pay to J&J the royalties in accordance with
Section 4.2

    4.4 Weyerhaeuser agrees and shall require its sublicensees to keep adequate records for three (3) years showing the Net Sales of Royalty Products sold in sufficient detail to enable the royalties payable hereunder to be determined. Weyerhaeuser further agrees and shall require its sublicensees to permit its applicable books and records to be examined from time to time to the extent necessary to verify the reports and royalties due and payable hereunder.

    4.5 All payments to be made to J&J under this Agreement shall be made in United States Dollars using the exchange rate published in the U.S. Wall Street Journal on the last day of the fiscal half-year for which the royalty is being paid or on the date payment is due for all other payments hereunder. All such royalties and payments shall be net of all taxes and shall be deposited to the account of J&J at a bank designated from time to time in writing by J&J.

    4.6 In the event the royalties paid by Weyerhaeuser under Section 4.2 are less than Five Hundred Thousand Dollars ($500,000) for Royalty Products sold during each of the years 1989, 1990, 1991, 1992 or 1993 and Weyerhaeuser fails to pay to J&J the difference between such royalties paid and Five Hundred Thousand Dollars ($500,000), J&J shall have the option of terminating this Technology Agreement by providing written notice to Weyerhaeuser exercising such option within sixty (60) days after the due date for royalties for the year in question. That notice shall not be effective to terminate this Technology Agreement if Weyerhaeuser pays to J&J such difference within thirty (30) days after receipt of J&J's notice.

    4.7 In the event the royalties paid by Weyerhaeuser under Section 4.2 are less than Five Hundred Thousand Dollars ($500,000) for Royalty Products sold during each of the years 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001 and
Weyerhaeuser fails to pay to J&J the difference between such royalties paid and Five Hundred Thousand Dollars ($500,000), J&J shall have the option to terminate all rights of Weyerhaeuser and its sublicensees to practice any C-C Patents with all other rights being deemed irrevocable and paid up. J&J may exercise this option by providing written notice to Weyerhaeuser of such exercise within sixty
(60) days after the due date for royalties for the year in question. That notice shall not be effective to terminate such rights if Weyerhaeuser pays to J&J such difference within thirty (30) days after receipt of J&J's notice.

    4.8 Weyerhaeuser may purchase irrevocable and paid up rights provided in this Technology Agreement and supersede all future obligations of Sections 4.2, 4.3, 4.6 and 4.7 by paying to J&J Twenty-Five Million Dollars ($25,000,000) in cash on or before January 1, 1989 or by paying J&J on or before any succeeding January 1 a Paid-Up License Amount equal to Twenty-Five Million Dollars ($25,000,000) on January 1, 1989 compounded at the rate of Twelve Percent (12%) per annum providing said Paid-Up License Amount shall be reduced by the total amount of all royalty payments made by Weyerhaeuser under Sections 4.2, 4.6 and
4.7 compounded at the rate of Twelve Percent (12%) per annum.

5.0   Transfer of Technology
      ----------------------

    5.1 During the first one hundred and twenty (120) days after the Effective Date of this Agreement, the parties shall prepare a mutually acceptable plan for making available to Weyerhaeuser in a useful and understandable form the Licensed Technology. Such plan will identify the areas of technology, the names of the individuals who will be presenting and receiving such information, the form of the documentation and the timing for conducting the necessary instruction and training so that the objective of developing a full understanding on the part of Weyerhaeuser's designated employees of the Licensed Technology can be achieved.

    5.2 Any individual listed on Schedule E who has not accepted employment with Weyerhaeuser and remains in the employment of J&J shall be made available to consult with Weyerhaeuser, at JJS facilities in Skillman, N.J., for a period of up to five (5) days for each employee during the first one hundred and eighty
(180) days after the Effective Date of this Agreement.

    5.3 Each party agrees to indemnify and save the other party harmless from and against any claims, suits, damages and expenses incurred as a result of injuries to, or the death of, any employee of that party when visiting the facilities of the other pursuant to this Technology Agreement, except that such other party shall be responsible for injuries caused to the extent of its own willful conduct or negligence.

6.0 Confidentiality
    ---------------

    6.1 All Licensed Technology supplied or received by the parties under the terms of this Agreement shall be protected as follows:

        (a) To the extent that as of the Effective Date the Licensed Technology is of a confidential nature J&J shall clearly mark such information as "Proprietary" or "Confidential" if in written form or, if not in written form, by clearly characterizing it as "Proprietary" or "Confidential" so that Weyerhaeuser is aware that it is to be protected under the terms hereof.

        (b) Without prior written consent of Weyerhaeuser, J&J shall not disclose Proprietary or Confidential Licensed Technology information to any third party without first obtaining from said third party an agreement to maintain the confidential status and to strictly limit the use of such information to that permitted J&J under this Agreement.

        (c) Weyerhaeuser shall only disclose such Proprietary or Confidential Licensed Technology information to those of its consultants, contractors, employees, or to its sublicensees' employees who shall reasonably need to know such information and then only upon such consultant's, contractor's and employees' agreement to maintain the confidentiality and restrict the uses to those permitted under this Technology Agreement.

    6.2 The obligations of paragraph 6.1 shall not deprive the parties of the right to use or disclose any information:

        (a) Which is, at the time of first disclosure to recipient, generally known to the trade or public;

        (b) Which becomes at a later date generally known to the trade or public through no fault of recipient and then only after such later date;

        (c) Which is possessed by recipient, as shown by recipient's written or other tangible evidence, before its first disclosure by the disclosing party or by anyone confidentially bound to the disclosing party as to such information;

        (d) Which is disclosed to recipient in good faith by a third party who has an independent right to such information; or

        (e) After December 31, 1996.

    6.3 J&J and Weyerhaeuser each agree that the other is not restricted from the disclosure of any Licensed Technology information as is reasonably necessary in the effort to obtain patents and to commercially exploit the rights granted and retained in the Licensed Technology.

7.0 Patents
    -------

    7.1 J&J shall retain the responsibility and cost of preparing, prosecuting and maintaining C-C Patents of Schedule A, Diaper Patents of Schedules B and C and Improvement Patents owned by J&J. Weyerhaeuser, at its sole discretion, shall have the responsibility and costs of preparing, filing on a worldwide basis, prosecuting and maintaining the patents resulting from the inventions identified in Schedules A' and B'.

    7.2 J&J shall keep Weyerhaeuser fully informed by the transfer of copies of patent applications and other documents, including correspondence with the patent offices involved, of all matters relating to C-C Patents, Diaper Patents and Improvement Patents owned by J&J. At the minimum to carry this out, J&J shall provide to Weyerhaeuser a written report by the end of February of each year during the term hereof indicating the status of such patents as of the end of the prior year.

    7.3 In the event J&J, in its sole discretion, decides not to continue the prosecution and/or maintenance of any C-C Patent, Diaper Patent or Improvement Patent in any country, J&J will so notify Weyerhaeuser of J&J's decision in such regard and Weyerhaeuser shall have thirty (30) days in which to notify J&J that Weyerhaeuser desires to continue the prosecution and/or maintenance of such patent or patent applications at Weyerhaeuser's direction and cost. Such notification by J&J pursuant to this paragraph 7.3 shall relieve J&J of any further responsibility with regard to such patent or patent application under this Article 7.0. Should Weyerhaeuser notify J&J that it desires to continue the prosecution and/or maintenance of a C-C Patent, Diaper Patent or Improvement Patent, that J&J has notified Weyerhaeuser pursuant to this paragraph 7.3, J&J shall assign said patent or patent application to Weyerhaeuser and the further prosection and/or maintenance of the same shall be at the sole discretion and cost of Weyerhaeuser.

8.0 Indemnities
    -----------

    8.1 In the event that Weyerhaeuser or its sublicensee receives notice of any claim from a third party that the practice of any C-C Patent is or may be an infringement of a patent right of such third party, J&J will respond to that notice, undertake the defense and save Weyerhaeuser and its sublicensee harmless from any cost and damage based on such claim. This indemnity specifically includes but is not limited to any infringement of U.S. Patents 4,340,057; 4,429,001; and 4,610,678. If as a result Weyerhaeuser or its sublicensee is enjoined from the practice of any C-C Patent, all royalties under Sections 4.2, 4.6 and 4.7 shall be waived from the date of the injunction forward for all Royalty Products to which the injunction applies.

    8.2 Each party agrees to indemnify and hold the other party harmless with respect to any product liability claims, suits, damages and expenses arising out of the manufacture, use or sale of products licensed under this Technology Agreement made, used, or sold by the indemnifying party or its sublicensees, or by any third party.

9.0 Infringement
    ------------

    9.1 In the event that Weyerhaeuser notifies J&J of an infringement by any third party of any C-C Patent, Weyerhaeuser shall provide J&J concurrently with said notice, evidence of at least Two Million Dollars ($2,000,000) lost sales of Royalty Products due to the conduct by any said third party. J&J shall have a period of ninety (90) days after receipt of said notice and the furnishing of such evidence in which to advise Weyerhaeuser in writing whether J&J wishes to institute a suit for infringement against any such third party. Should J&J elect to institute such suit for infringement, it shall do so promptly after the expiration of said ninety-day period and diligently prosecute same to abate such infringement and all damages, proceeds and other recoveries resulting from any such litigation shall be retained by J&J. If J&J does not give Weyerhaeuser written notice of its election to institute such suit within said ninety-day period, Weyerhaeuser shall have the right, at its own cost and expense, to institute such suit for infringement and all damages, proceeds and other recoveries resulting from any such litigation shall be retained by Weyerhaeuser. J&J, at its own expense, shall have the right to be represented in a noncontrolling capacity by counsel in any such proceedings instituted by Weyerhaeuser. During such suit conducted by Weyerhaeuser, it may withhold fifty percent (50%) of the royalties due J&J under Sections 4.2, 4.6 and 4.7 with respect to the applicable Royalty Product in each country in which such suit is being diligently prosecuted by Weyerhaeuser. If Weyerhaeuser settles the suit or is successful in such suit and obtains an injunction and/or is awarded damages as against such third party, then the withheld royalties less two times the Weyerhaeuser out-of-pocket suit costs not otherwise paid by such third party shall become due and payable to J&J and further royalties will again be due and payable in accordance with this Technology Agreement with eight percent (8%) interest per annum.

    9.2 In the event that Weyerhaeuser notifies J&J of an infringement by any third party of any Diaper Patent, Weyerhaeuser shall provide J&J concurrently with said notice, evidence of at least Two Million Dollars ($2,000,000) lost sales of Royalty Products due to the conduct by any said third party. J&J shall have a period of ninety (90) days after receipt of said notice and the furnishing of such evidence in which to advise Weyerhaeuser in writing whether J&J wishes to institute a suit for infringement against any such third party. Should J&J elect to institute such suit for infringement, it shall do so promptly after the expiration of said ninety-day period and diligently prosecute same to abate such infringement and all damages, proceeds and other recoveries resulting from any such litigation shall be retained by J&J. If J&J does not give Weyerhaeuser written notice of its election to institute such suit within said ninety-day period, Weyerhaeuser shall have the right, at its own cost and expense, to institute such suit for infringement and all damages, proceeds and other recoveries resulting from any such litigation shall be retained by Weyerhaeuser. J&J, at its own expense, shall have the right to be represented in a noncontrolling capacity by counsel in any such proceedings instituted by Weyerhaeuser. During the pendency of such suit conducted by Weyerhaeuser, Weyerhaeuser may withhold twenty-five percent (25%) of the royalties due J&J under sections 4.2, 4.6 and 4.7 with respect to the applicable Royalty Product in each country in which suit is being diligently prosecuted by Weyerhaeuser. If Weyerhaeuser settles the suit or is successful in such suit and obtains an injunction and/or is awarded damages as against such third party, then the withheld royalties less two times the Weyerhaeuser out-of-pocket suit costs not otherwise paid by such third party shall become due and payable to J&J and further royalties will again be due and payable in accordance with this Agreement with eight percent (8%) interest per annum.

10.0 Warranties and Representations
     ------------------------------

    10.1 J&J warrants that it has full title and all rights necessary to support the grants and other obligations set forth herein, including but not limited to the Licensed Technology, C-C Patents and Diaper Patents.

    10.2 J&J does not warrant the validity of the C-C Patents but J&J does represent that it has no information which would invalidate that such patents.

    10.3 J&J does not warrant the completeness or total usefulness of the Licensed Technology but J&J does represent that it shall use reasonable care to provide accurate and complete information to Weyerhaeuser.

11.0 Related Agreements
     ------------------

    11.1 This Technology Agreement supersedes the Confidentiality Agreements between Weyerhaeuser and J&J relating to the subject matter of the Licensed Technology.

    11.2 J&J agrees to monitor and enforce as needed confidentiality agreements between J&J and third parties relating to the subject matter of the Licensed Technology. Further, J&J shall provide copies of all of such agreements to Weyerhaeuser within sixty (60) days after the Effective Date.

    11.3 No other prior agreements between J&J and Weyerhaeuser relating to the subject matter of the Licensed Technology shall have any effect inconsistent with the terms of this Technology Agreement.

    11.4 In the event Weyerhaeuser has facilities to commercially manufacture an absorbent core product within the scope of a claim of a C-C Patent and in Weyerhaeuser's sole discretion it determines that it has excess capacity of such core product, J&J will have the right to purchase the same on mutually agreeable terms.

    11.5 If J&J desires to purchase an absorbent core product within the scope of a claim of a C-C Patent from Weyerhaeuser, the parties agree to negotiate in good faith a mutually acceptable agreement whereby Weyerhaeuser will manufacture such product for sale to J&J. Should the parties fail to agree on such an arrangement, Weyerhaeuser agrees to grant J&J a license to practice Weyerhaeuser technology in order to allow J&J to manufacture for its own use such an absorbent core product on terms mutually acceptable to the parties.

12.0  Term and Termination
      --------------------

      12.1 The term of this Agreement shall extend from the Effective Date until the expiration of the last to expire C-C Patents, Diaper Patents, Other Patents and Improvement Patents and the rights to use Licensed Technology shall continue without limitation, provided that this Technology Agreement may terminate earlier by operation of Section 4.6 and the license under C-C Patents may terminate earlier by operation of Section 4.7.

      12.2 In view of the rights and obligations involved in this Agreement, it is not anticipated that a termination with notice provision would be an adequate remedy for any material breach. It is expected that the parties will in such circumstance be diligent in trying to resolve their differences in a manner which would allow the mutual benefits foreseen for this relationship to continue. It is, however, agreed by Weyerhaeuser and J&J that upon mutual terms, a termination prior to the expiration of this Agreement could be effective.

13.0  Miscellaneous Provisions
      ------------------------

      13.1 Any notice or request with reference to this Agreement shall be by letter, cable or telex followed by a confirming letter mailed within seven (7) days, and shall be directed by one party to the other at its respective address as follows:

      To J&J:

          Johnson & Johnson
          Office of General Counsel
          One Johnson & Johnson Plaza
          New Brunswick, New Jersey 08933-7003

      To Weyerhaeuser:

          Weyerhaeuser Company
          Attn: Vice President, Personal Care Products
          Tacoma, Washington 98477

Each party may by written notice to the other party change the address to which requests or notices shall be directed. Notices shall be effective when received.

    13.2 This Technology Agreement shall be construed and the legal relations between the parties determined in accordance with the law of the State of Washington.

    13.3 This Technology Agreement, and the rights and obligations hereunder, are personal as between the parties hereto and shall not be assigned by either of the parties to any third party without the prior written consent of the other party except to the successor by way of purchase or otherwise of a substantial part of the business relating to absorbent products of that party. In such event, prior written consent is not required but prompt notification of such an assignment with an assurance by the acquiring party of its willingness and ability to fully perform the rights of the party acquired are necessary for such assignment to be effective.

    13.4 Any failure of either party to enforce any of the provisions of this Technology Agreement or to require at any time performance by the other party of any of the provisions hereof, shall in no way effect the validity of this Technology Agreement or any part thereof, or the right of the first party thereafter to enforce each and every such provision.

    13.5 Any provision, other than those relating to compensation, of this Technology Agreement which in any way contravenes the law of any territory in which it is effective shall in such territory to the extent of such contravention of the law be deemed severable and shall not effect any other provision of this Technology Agreement. If for any reason any such provision is held by any competent authority or court to be invalid, illegal or unenforceable, such provision shall, to the extent of such invalidity, illegality or enforceability be deleted from this Technology Agreement and the parties shall, within thirty (30) days of such decision negotiate in good faith to agree upon a valid, binding and enforceable provision or provisions so as to restore, so far as practicable, the balance of the interest of the parties.

    13.6 Each party agrees that it shall not without the written consent of the other, directly or indirectly, use or refer to the trademarks or trade name of the other. Each party may state, however, that its products are manufactured under licenses granted to it by the other party to the extent that such is, in fact, the case.

    13.7 Neither J&J nor Weyerhaeuser shall be liable for a delay or failure to perform under the provisions of this Technology Agreement to the extent that such delay or failure is attributable to acts of God, of governmental authority, of third parties not in the control of such party and other causes out of the control such party. In such event the party delayed shall promptly notify the other party of such event and as soon as conditions are brought under control fully perform as agreed.

    13.8 Except as otherwise expressly provided, this Technology Agreement may not be released, discharged, changed or modified in any manner, except by a document of concurrent or subsequent date, in writing, signed by duly authorized officers of the parties hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, by their duly authorized officers as of the date indicated.

AGREED TO AND ACCEPTED THIS      AGREED TO AND ACCEPTED THIS

15th day of October, 1987        15th day of October, 1987

JOHNSON & JOHNSON                WEYERHAEUSER COMPANY



By /s/ R.S. Larson               By /s/ R.J. Gummell
   ------------------------         ------------------------
        (Signature)                      (Signature)

    Vice Chairman, Member,
     Executive Committee                   Group V.P.
   ------------------------         ------------------------
    (Print Name and Title)           (Print Name and Title)

                                  SCHEDULE A
                                  ----------

                                                                        JBD-2/25

Patents
-------

U.S. 4,500,315 and 4,537,590
----------------------------

Bolivia - B-4737
Canada - 1,209,752
Chile - 34798
Ecuador - PI-86-187
Great Britain - 2,131,346
Greece- 78755
Guatemala - 3775
New Zealand - 206055
Peru - 3814
Portugal - 77627
South Africa - 83/8282
Spain - 527081, 280301, 280302, 280303, 280304, 280305, 280306
Trinidad - 24/1987

Patent Applications
-------------------

Argentina - 294742
Australia - 21042/83
Brazil - 8306016
Columbia - 227109
Denmark - 5095/83
Egypt- 691/1983
Eire - 2595/83
E.P.O. - 83306764.8  (Austria, Belgium, France, Germany, Italy, Luxembourg,
                     Netherlands, Sweden, Switzerland)
Finland - 834068
India- 1288/83
Mexico - 199331
Norway - 834060
Venezuela - 1774

                                                                          JBD-54

Patents
-------

U.S. 4,676,784
--------------

Greece - 851053
Portugal - 80373
South Africa - 85/3230

Patent Applications
-------------------

Argentina - 300267
Australia - 41885/85
Brazil - 8502058
Canada - 480539-9
Columbia - 244098
Denmark - 1933/85
E.P.O. - 85303075.7  (Austria, Belgium, France, Great Britain, Germany, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Mexico - 205183
Norway - 851723
New Zealand - 211936
Spain - 292871
Venezuela - 632/85

                                                                          JBD-62

Patents
-------

U.S. 4,560,372
--------------

Greece - 851052
Portugal - 80374
South Africa - 85/3229

Patent Applications
-------------------

Argentina - 300268
Australia - 41886/85
Brazil - 8502060
Canada - 480455-4
Columbia - 244099
Denmark - 1934/85
Ecuador - 85-038
E.P.O. - 85303061.7  (Austria, Belgium, France, Great Britain, Germany, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Mexico - 205184
New Zealand - 211935
Spain - 292872
Venezuela - 630/85

                                                                         JBD-7??

Patents
-------

U.S. 4,559,050
--------------

South Africa - 85/6250
Spain - 546180

Patent Applications
-------------------

Argentina - 301308
Australia - 46279/85
Brazil - 8503822
Canada - 488817-1
Greece - 851976
India - 574/85
Mexico - 206324
New Zealand - 212996
Portugal - 80968
Venezuela - 1264/85

                                                                          JBD-73

Patents
-------

U.S. 4,596,567
--------------

South Africa - 85/6251
Spain - 546181

Patent Applications
-------------------

Argentina - 301309
Australia - 46278/85
Brazil - 8503817
Canada - 488874-0
Columbia - 247670
Eire - 2026/85
E.P.O. - 85305843.6  (Austria, Belgium, France, Great Britain, Germany, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Greece - 851978
India - 573/85
Mexico - 206325
New Zealand - 212995
Portugal - 80971
Venezuela - 1258/85

                                                                          JBD-74

Patents
-------

U.S. 4,605,402
--------------

South Africa - 85/6252
Spain - 546182

Patent Applications
-------------------

Argentina - 301310
Australia - 46277/85
Brazil - 8503820
Canada - 488873-1
Columbia - 247671
Eire - 2039/85
E.P.O. - 85305844.4  (Austria, Belgium, France, Great Britain, Germany, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Greece - 851979
India - 589/85
Mexico - 206326
New Zealand - 213029
Portugal - 80970
Venezuela - 1259/85

                                                                          ABTK-1

Patents
-------

Australia - 71759/81
Canada - 1,163,599
E.P.O. - 8130206.4  (France, Great Britain, Germany, Netherlands, South
                    Africa) - 81/3131

Patent Applications
-------------------

Brazil - 8108591
Mexico - 187583

                                                                         ABT-009

Patents
-------

U.S. 4,381,320
--------------

Argentina - 229126
Australia - 551832
Canada - 1203772
Great Britain - 2099828
New Zealand - 200725
Portugal - 74987
South Africa - 82/3882

Patent Applications
-------------------

Brazil - 8203234
Germany - 3220735.2

Patents
-------

U.S. 4,573,988                                                     JBD 66
--------------                                             (CIP of JBD-2 and 25)

                            no international filing

U.S. 4,540,454                                                     JBD-78
--------------                                             (DIV of JBD-2 and 25)

                            no international filing

                                  SCHEDULE A'
                                  -----------

                                                                            A'-1

Recent Inventions:

File 1047.141 -   The incorporation of plasticizers and copolasticizers in
-------------     superabsorbent polymers

File 1047.143 -   Incorporating certain co-monomers in the system to
-------------     improve absorbent characteristics

File 1047.145 -   Combination of fibers, free superabsorbents and bound
-------------     superabsorbents

File 1047.148 -   SaH resistant swellable polymers
-------------

File 1047.153 -   An ultrathin breathable diaper having improved fit
-------------

                                  SCHEDULE B
                                  ----------

                                                                           JBD-8

Patents
-------

U.S. 4,413,995
--------------

Australia - 556,670
Canada - 1,192,456
Chile - 34786

Ecuador - 85-060
Great Britain - 2,122,658

Greece - 78447
Guatemala - 3773
New Zealand - 20417
Peru - 3387
Portugal - 76724
South Africa - 83/3667
Spain - 522,535
Trinidad - 71/1985

Patent Applications
-------------------

Argentina - 293,117
Brazil - 8301876
Eire - 1192/83
E.P.O. - 833,02903.6  (Austria, Belgium, France, Italy,
                      Netherlands, Sweden, Switzerland)
Mexico - 197379
Norway - 831809
Venezuela - 748

                                                                          JBD-11

Patents
-------

U.S. 4,540,415
--------------

Ecuador - 85-059
Egypt - 15119
Great Britain - 2114449
Guatemala - 3700
New Zealand - 203227
Peru - 3783
Portugal - 76233
South Africa - 83/0958
Trinidad - 18/1985
Uruguay - 12622

Patent Applications
-------------------

Argentina - 292097
Australia - 11366/83
Brazil - 8300665
Chile - 89/83
Columbia - 219654
Mexico - 196256
Venezuela - 239/83

                                                                          JBP-22

Patent
------

U.S. 4,084,592
--------------

No international filing

                          ---------------------------

                                                                          JBD 76

Patents
-------

South Africa 85/6254

Patent Applications
-------------------

U.S. 641,665

Argentina - 301307
Australia - 46275/85
Brazil - 8503818
Canada - 488814-6
E.P.O. - 85305846.9  (Austria, Belgium, France, Great Britain, Germany, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Greece - 851980
New Zealand - 212997
Portugal - 80967
Spain - 546183
Venezuela - 1261/85

                                                                 JBD-70 (Design)

Patents
-------

Argentina - 47510
Australia - 92166
Canada - 55968
Great Britain - 1024806
New Zealand - 19625
Portugal - 18223

Patent Applications
-------------------

Brazil - 4,500,109
Ecuador - 85-006
Mexico - 5833
Uruguay - 2226
Venezuela - 204/85

                                                                          JBD-96

Patent Applications
-------------------

Argentina - 305026
Australia - 61786/86
Brazil - 8630993
Canada - 516675-6
New Zealand - 217087
Portugal - 83222
Venezuela - 1335-86

                                                                      JBD-47/103

Patents
-------

Argentina - 232676
Chile - 35204
Portugal - 79697

Patent Applications
-------------------

U.S. 824,928
Australia - 36859/84
Brazil - 8406441
Canada - 470342-1
Columbia - 239941
Ecuador - 84/254
Great Britain - 8431949
Mexico - 203813
New Zealand - 210642
Venezuela - 2126/84

                                                                  JBD-75/106/129

Patents
-------

South Africa - 85/6253
Spain - 546184

Patent Applications
-------------------

U.S. 838878
Australia - 46276/85
Canada - 488816-2
E.P.O. - 85305845.1  (Austria, Belgium, France, Great Britain, Italy,
                     Luxembourg, Netherlands, Sweden, Switzerland)
Greece - 851977
New Zealand - 212994
Portugal - 80969

Patents
-------

U.S. 3,779,246         J&J 665
Canada - 977,268

U.S. 4,573,991         JBD 50

U.S. 4,479,836         JBD 43

U.S. 4,576,598         JBD 41

U.S. 4,552,560         JBD 48


Patent Application
------------------

U.S. 828,073           JBD 104

Patents
-------

U.S. 4,464,217
--------------
Canada                   1,186,288


Patent Applications
-------------------
Germany                8,211,227.4

                                  SCHEDULE B'
                                  -----------

                                                                            B'-1

Recent Inventions:


File 1047.142 - An improved fitting diaper where the improvement is
-------------   obtained by specific positioning of the elastic members

                                  SCHEDULE C
                                  ----------

                                                                             C-1
                                                            JBD-7/JBP-98/JBP-158

Patents
-------

U.S. 4,450,026
--------------
U.S. 4,337,771

Australia                                                  528,814
Austria                                                    372,825
Brazil                                                     7900459
Canada                                                     1,195,804
Mexico                                                     149941
New Zealand                                                189523
Portugal                                                   69142
South Africa                                               79/0351


Patent Applications
-------------------

Columbia                                                   179383

                                                                             C-2
                                                            JBD-44/JBP-97/JBP-59

Patents
-------

U.S. Re 31,922
--------------
U.S. 4,324,245

Argentina                                                  221074
Australia                                                  526338
Canada                                                     1153152
Chile                                                      31273
Great Britain                                              2,010,682
Guatemala                                                  3295
Hong Kong                                                  80/1983
Jamaica                                                    2831
Malaysia                                                   22/84
Mexico                                                     150635
Philippines                                                16555
Portugal                                                   68941
Saban                                                      63
South Africa                                               78/7112
Sarawak                                                    1816
Singapore                                                  551/82
Trinidad                                                   113
Venezuela                                                  40765

Patent Applications
-------------------

Brazil                                                     7808292
Columbia                                                   178661
Ecuador                                                    210

                                                                             C-3
                                                                 JBP-157/JBP-100

Patents
-------

U.S. 4,336,803

Australia                 522382
Canada                 1,100,706

Patent Applications
-------------------

Brazil                   7808293

                                                                         JBP-169

Patents
-------

Australia               538624
Chile                   32636
Ecuador                 82-069
India                   154935
Taiwan                  15625

                                                                         JBP-175

Patents
-------

Canada                 1,180,173
Chile                      33744
Panama                 037829 41
South Africa             82/2500

Patent Applications
-------------------

Brazil                   8202486
Germany                 82110557

Patent                                                          JBP-210
------
U.S. 4,381,783

Patent Application                                              JBD-90
------------------
Reissue SN 729,678

                                  SCHEDULE D

                         INTERFERENCE SETTLEMENT AGREEMENT
                         ----------------------------------


     THIS AGREEMENT, made and entered into as of the 17th day of February , 1983, between JOHNSON & JOHNSON (hereinafter referred to as "J&J"), a corporation of New Jersey, and having a place of business at 501 George Street, New Brunswick, New Jersey 08903; and RIEGEL TEXTILE CORPORATION (hereinafter referred to as "RIEGEL"), a corporation of the State of Delaware, and having a place of business at Suite 800, Green Gate Park, 25 Woods Lake Road, Greenville, South Carolina 29607;
                                  WITNESSETH;
                                  ----------

     WHEREAS, J&J is the owner of the entire right, title and interest in and to United States Patent Application Serial No. 150,515, filed May 16, 1980, by Dickover et al.;

     WHEREAS, RIEGEL is the owner of the entire right, title and interest in and to United States Patent 4,239,578 issued to Gore, and an application for United States Letters Patent Serial No. 202,943, filed November 3, 1980, by Teed;

     WHEREAS, the aforesaid patent and applications are now involved in interference proceedings in the United States Patent Office, Numbers 100,913 and 100,914 (hereinafter referred to as the "INTERFERENCES");

     WHEREAS, J&J and RIEGEL wish to effect amicable settlement of the matters in controversy in said INTERFERENCES, and other matters pertaining thereto, without incurring the delays and expenses incidental to prosecution of said INTERFERENCES to final conclusion;

     WHEREAS, each of the Parties hereto desire to practice inventions which may fall within the scope of the aforesaid patent and applications in the United States;

     WHEREAS, the parties hereto desire to acquire, each from the other, a license to practice the inventions of the aforesaid patent and applications in the United States on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations herein expressed, it is agreed by and between the parties as follows:

     (1) Within sixty (60) days after the date of this Agreement, the patent counsel for the parties shall meet at a mutually convenient location and each shall explain and disclose to each other its evidence, including the notebooks and other documentation in support thereof bearing upon the issue of priority of invention. Such evidence shall initially be presented in an informal manner and may be supplemented if necessary on another occasion. If, on the basis of a review of all such evidence, patent counsel for the parties mutually agree upon a proper disposition of all questions of priority of invention in accord with the applicable laws of the United States and Rules of Practice of the U.S. Patent Office with respect to any of the counts of the INTERFERENCES, an appropriate formal concession of priority, abandonment of the contest, and/or disclaimer under 37 CFR 1.262 in conformance with such evidence as to each such count shall be filed by the losing party in the Patent and Trademark Office, along with (1) a paper signed by the respective patent counsel stating the basis for their determination of priority, and (2) copies of documentary evidence in support of such determination.

     In the event counsel for the parties are unable to agree upon the issue of priority of invention as to any count of the INTERFERENCES, the Board of Patent Interferences shall be allowed to determine priority in the customary fashion. The respective counsel shall stipulate to all facts on which they do agree under 37 CFR 1.272(c). Thereafter each party shall present whatever pertinent evidence remains in dispute by deposition under 37 CRF 1.272(a), by affidavit under 37 CFR 1.272(c), or by stipulation under 37 CFR 1.272(c), with the other party having the opportunity to cross-examine by oral deposition or written interrogatories. Opposing counsel shall cooperate to facilitate the presentation of such disputed evidence to the Board. The parties reserve the right to argue ancillary matters. The decision of said Board shall be final and may not be appealed beyond the Patent and Trademark Office.

     (2) Each of the parties to this Agreement hereby grants to the other party hereto and its affiliated companies a royalty-free, irrevocable, nonexclusive license to make, have made, use, and sell only the subject matter defined by all claims of (a) the said United States Patent to Gore or any reissue thereof, or
(b) any United States patent or any reissue thereof which is granted on the said applications of Teed and Dickover et al. For purposes of this Agreement, an affiliated company shall be one of the following:

     (a) any corporation or organization fifty percent (50%) or more of whose voting shares are owned by a party hereto;

     (b) any corporation or organization fifty percent (50%) or more of whose voting shares are owned by a corporation, individual or group of individuals which also owns fifty percent (50%) or more of the voting shares of a party hereto; or any subsidiary of such corporation or organization all of whose voting share, with the exception of such directors' shares as may be required by statute, are owned by such corporation or organization.

     (3) The licenses granted by this Agreement shall not extend to any patent of the parties other than those specified herein and shall be unassignable except to the successor of the major part of the business of the party relating to the subject matter hereof or affiliated companies as previously defined.

     (4) This Agreement shall become effective upon execution and shall continue in effect for the life of the patent or patents, respectively, licensed hereunder.

     (5) Failure of the parties to agree on the issue of priority or matters ancillary thereto shall not affect the license rights conferred by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate by their respective representatives, duly authorized, and their respective corporate seals to be hereunto affixed as of the day and date first hereinabove written.



                                       JOHNSON & JOHNSON

                                       By John J. ^illegible^
                                          --------------------
                                          Authorized Officer


                                       RIEGEL TEXTILE CORPORATION

                                       By Roger W. Chastain
                                          --------------------
                                          Authorized Officer

                                SCHEDULE E
                                ----------

               Benjamin, Humberto          Kuehne, Michael
               Chappelear, Dave            Lingertat, Arnold
               Cook, John                  Nguyen, Hlen
               Czekanski, Robert           Parrish, Grant
               Erdman, Ed                  Paul, Rajendra
               Fink, Richard               Piantek, Tom
               Groseneek, Albert           Pieniak, Heinz
               Hall, Joseph                Raymond, Stanley
               Hodul, George               Rega, John
               Huffman, Gloria             Reilly, Eugene
               Iskra, Mike                 Swieringa, Morris
               Jackson, Joe                Tibbitt, William
               Korpman, Ralf               Witte, Larry

                            [LOGO OF WEYERHAEUSER]



                                                  Law Department
                                                  Tacoma, Washington 98477
                                                  Writers Direct Dial Number
                                                  (206) 924-2061

                                                  July 25, 1988


Johnson & Johnson
Office of General Counsel
One Johnson & Johnson Plaza
New Brunswick NJ 08933-7003

Attn: Robert L. Minier, Esq.

Re: Amendment to Technology Agreement of October 15, 1987

Gentlemen:

This letter is to amend the above-noted Technology Agreement to substitute the enclosed replacement page C2 of Schedule C for page C2 originally in the agreement. It is understood that some patents and patent applications were left off the original C2 and this has been remedied by the enclosed amendment.

To indicate your acceptance and agreement to this amendment, please sign and return one copy of this letter.

                                    Very truly yours,
                                    /s/ Patrick D. Coogan
                                    Patrick D. Coogan
                                    Corporate Patent Counsel
                                    Assistant General Counsel

jw2/822/e1

Enclosure

AGREED TO AND ACCEPTED THIS         AGREED TO AND ACCEPTED THIS

26th day of July, 1988              21st day of August, 1988

WEYERHAEUSER COMPANY                JOHNSON & JOHNSON


By  B.V. Abraham                    By James R. Utaski
   -------------------------           --------------------------
          (Signature)                         (Signature)

         B.V. Abraham
          President,                         James R. Utaski
    Personal Care Products               Group Company Chairman
   -------------------------           --------------------------
    (Print Name and Title)               (Print Name and Title)

                                        JBD-44/ JBP-97/ JBP-159
                                        JBP-120/ JBP 166

Patents
-------

U.S. Re 31,922
--------------
U.S. 4,324,245
U.S. 4,388,075

Argentina                               221074
Australia                               525338-533635
Canada                                  53152-1154901-1181201
Chile                                   31273
Great Britain                           2,010,682
Guatemala                               3295
Hong Kong                               80/1983
Jamaica                                 2831
Malaysia                                22/84
Mexico                                  150635
Philippines                             16555
Portugal                                68941
Saban                                   63
South Africa                            78/7112
Sarawak                                 1816
Trinidad                                113
Venezuela                               40765

Patent Applications
-------------------
Brazil                                  7808292
Columbia                                178661
Ecuador                                 201

                   [LETTERHEAD OF WEYERHAEUSER APPEARS HERE]


July 17, 1989


Johnson & Johnson
Office of General Counsel
One Johnson & Johnson Plaza
New Brunswick NJ 08933-7003

Attn: Robert L. Minier, Esq.

Re:  Amendment to Technology Agreement of October 15, 1987

Gentlemen:

This letter is to amend the above-noted Technology Agreement as follows:

1. Replace page C2 of Schedule C accepted on August 21, 1988. This amendment is necessary to delete reference to U.S. patent 4,388,075 and corresponding Canadian patents 1,154,901 and 1,181,201 which have been assigned to Weyerhaeuser by Johnson & Johnson Baby Products Company under the terms of an ASSIGNMENT, a copy of which is attached.

2. In view of the assignment of U.S. patent 4,388,075 and Canadian patents 1,154,901 and 1,181,201 from Johnson & Johnson to Weyerhaeuser, Weyerhaeuser hereby grants to J&J the nonexclusive paid up, irrevocable right and license to practice the invention claimed in U.S. patent 4,388,075 and in Canadian patents 1,154,901 and 1,181,201 in the manufacture, use and sale of Adult Diapers, Consumer Products, Industrial Products and of private label and control label Infant Diapers in the United States and Canada. Weyerhaeuser agrees to reimburse J&J for any outside costs incurred in responding to Weyerhaeuser's requests for cooperation in support of any litigation involving these assigned patents.

3. In the event that J&J exercises its option in Section 4.6 of terminating the Technology Agreement, Weyerhaeuser hereby agrees to reassign to J&J U.S. patent 4,388,075 and Canadian patents 1,154,901 and 1,181,201.

4. Replace page B-8 to include U.S. Patent 4,731,066 which issued March 15,
   1988.

Johnson & Johnson
July 17, 1989
Page 2

To indicate your acceptance and agreement to this amendment and the attached assignment, please have these documents signed and return one copy of this letter and the assignment to me.

Very truly yours,
/s/ Patrick D. Coogan
Patrick D. Coogan
Corporate Patent Counsel &
Assistant General Counsel

jw2/626/e6

AGREED TO AND ACCEPTED THIS        AGREED TO AND ACCEPTED THIS

18th day of July, 1989             24th day of August, 1989

WEYERHAEUSER COMPANY               JOHNSON & JOHNSON BABY
                                     PRODUCTS COMPANY

By  /s/ B.V. Abraham               By /s/ James R. Utaski
    ---------------------------       -----------------------
            (Signature)                      (Signature)

            B.V. Abraham,                James R. Utaski,
            President PCP             Company Group Chairman
    ---------------------------       -----------------------
     (Print Name and Title)            (Print Name and Title)

                                                           C-2
                                      JBD-44/JBP-97/JBP-159

Patents
-------

U.S. Re 31,922
--------------
U.S. 4,324,245

Argentina                             221074
Australia                             525338 -533635
Canada                                1,153,152
Chile                                 31273
Great Britain                         2,010,682
Guatamala                             3295
Hong Kong                             80/1983
Jamaica                               2831
Malaysia                              22/84
Mexico                                150635
Philippines                           16555
Portugal                              68941
Saban                                 63
South Africa                          78/7112
Sarawak                               1816
Trinidad                              113
Venezuala                             40765

Patent Applicants
-----------------
Brazil                                7808292
Columbia                              178661
Ecuador                               201

                                    REVISED
                                    -------

Patents
-------

U.S. 3,779,246                        J&J 665
Canada - 977,268

U.S. 4,573,991                        JBD 50

U.S. 4,479,836                        JBD 43

U.S. 4,576,598                        JBD 41

U.S. 4,552,560                        JBD 48

U.S. 4,731,066                        JBD 131

Patent Application
------------------

U.S. 828,073                          JBD 104

                            [JOHNSON&JOHNSON LOGO]

                                                   ONE JOHNSON & JOHNSON PLAZA
   OFFICE OF                                     NEW BRUNSWICK, N.J. 08933-7003
GENERAL COUNSEL

                               September 8, 1989

Mr. Patrick D. Coogan
Assistant General Counsel
Weyerhaeuser Corporation
Tacoma, Washington

Dear Pat:

Re:  Amendment to Technology Agreement
     Of October 15, 1987
--------------------------------------

This letter is to further amend the above-noted Technology Agreement as follows:

     1. Replace Schedules A, B and C with the attached revised Schedules A, B and C. This Amendment is necessary to delete reference to various patents and patent applications which have been assigned to Weyerhaeuser by Johnson & Johnson under the terms of the Assignments, copies of which are attached hereto. This Amendment is also to add various patents and patent applications to Schedules A, B and C which inadvertently had been omitted in the original Schedules.

     2. In view of the attached Assignments, Weyerhaeuser hereby grants to J&J a non-exclusive, paid-up, irrevocable right and license to practice the inventions claimed in all of said assigned patents and patents issuing on the assigned patent applications in the manufacture, use and sale of Adult Diapers, Consumer Products, Industrial Products, and of private label and control label Infant Diapers. Weyerhaeuser agrees to reimburse J&J for any outside costs incurred in responding to Weyerhaeuser's request for cooperation and support of any litigation involving these assigned patents.

Page 2
September 8, 1989
Patrick D. Coogan

     3. In the event that J&J exercises its option in Section 4.6 of terminating the Technology Agreement, Weyerhaeuser hereby agrees to re-assign the patents and patent applications included in the attached Assignments.

To indicate your acceptance and agreement to this Amendment and the attached Assignments, please have this document signed and return one copy of this letter to me.

                                       Very truly yours,

                                       /s/ Robert L. Minier
                                       --------------------
                                       Robert L. Minier

Agreed to and Accepted this
1st day of November, 1989.

WEYERHAEUSER CORPORATION

By /s/ B.V. Abraham
   ----------------------------
   V.P. Personal Care Products
-------------------------------
Title

Agreed to and Accepted this
11th day of September, 1989

JOHNSON & JOHNSON

BY /s/ James R. Utaski
   ----------------------------
   Company Group Chairman
-------------------------------
Title

RLM/rak
Attachments

[WEYERHAEUSER LETTERHEAD]
                                                       Corporate Headquarters
                                                       Tacoma, Washington 98477
                                                       Tel (206) 924 2345


March 14, 1991

Johnson & Johnson
Robert L Minier, Esq.
Office of General Counsel
Johnson & Johnson Plaza
Brunswick NJ 08933-7003

Amendment to Technology Agreement Having an Effective Date of July 1, 1987 and Amendment to Asset Agreement of October 16, 1987 (#15956)

Gentlemen:

[COPY MISSING] result of our recent discussion about current circumstances relating to the subject matter of the agreements noted above and in consideration of our mutual exchange of amendments set forth herein, this letter is to further amend these agreements as follows:

1.   Delete paragraph 7.01 Covenant Not to Compete in the Asset Agreement.

2.   Delete paragraph 7.02 Right of First Offer in the Asset Agreement.

3. Delete paragraph 2.13 "Net Sales" in the Technology Agreement and replace it with the following:

     2.13 "Prime Line Raw Material Costs" shall mean the actual costs incurred by Weyerhaeuser or its sublicensees for all of the raw materials used on the prime line to manufacture any Royalty Products.

4. Delete paragraph 3.1 in the Technology Agreement and replace it with the following:

     3.1 J&J hereby grants to Weyerhaeuser an exclusive license in Weyerhaeuser Territory, with the right to grant sublicenses and a non-exclusive license in Non-Exclusive Territory, with the right to grant sublicenses to utilize Licensed Technology to manufacture, have manufactured, use and sale Infant Diapers, Consumer Products, Industrial Products and Adult Diapers. It is understood, however, that each sublicense relating to Adult Diapers must be approved by J&J before being effective and J&J will not unreasonably delay or deny such approval.

Johnson & Johnson
March 14, 1991
Page 2

5. Delete paragraph 3.2 in the Technology Agreement and replace it with the following:

     3.2 Weyerhaeuser hereby grants to J&J a paid-up, non-exclusive license in Weyerhaeuser Territory to utilize Licensed Technology to manufacture, have manufactured, use and sell Consumer Products, Industrial Products and Adult Products.

6. Delete paragraph 3.3 in the Technology Agreement and replace it with the following:

     3.3 J&J hereby grants to Weyerhaeuser an exclusive license in Weyerhaeuser Territory, with the right to grant sublicensees and a non-exclusive license in Non-Exclusive Territory, with the right to grant sublicensees to manufacture, have manufactured, use and sell Infant Diapers, Consumer Products, Industrial Products and Adult Diapers within the scope of any Valid Claim of a C-C Patent, a Diaper Patent or an Improvement Patent owned by J&J. It is understood, however, that each sublicense relating to Adult Diapers must be approved by J&J before being effective and J&J will not unreasonably delay or deny such approval.

7. Delete paragraph 3.4 in the Technology Agreement and replace it with the following:

     3.4 Weyerhaeuser hereby grants to J&J a paid-up non-exclusive license in Weyerhaeuser Territory to manufacture, have manufactured, use and sell Adult Diapers, Consumer Products and Industrial Products within the scope of any Valid Claim of a C-C Patent or Diaper Patent.

8. Delete paragraph 3.5 in the Technology Agreement and replace it with the following:

     3.5 Weyerhaeuser grants to J&J a paid-up nonexclusive license in Weyerhaeuser Territory to manufacture, have manufactured, use and sell Infant Diapers within the scope of any Valid Claim of the patents and patent applications listed in Schedule C.

9. Delete paragraph 3.6 in the Technology Agreement and replace it with the following:

     3.6 J&J hereby covenants not to sue Weyerhaeuser or its sublicensees for infringement of any Other Patent as long as the Infant Diaper, Adult Diaper, Consumer Product or

Johnson & Johnson
March 14, 1991
Page 3

Industrial Product is made, used or sold exercising the licenses of Grants 3.1 or 3.3.

10. Amend the last line of paragraph 4.1 in the Technology Agreement to read as follows:

     ... December 31, 1990.

11. Delete paragraph 4.2 in the Technology Agreement and replace it with the following:

     4.2 In addition, Weyerhaeuser agrees to pay J&J a royalty of Two Percent (2%) of the Prime Line Raw Material Costs for all the Royalty Products sold by Weyerhaeuser and its sublicensees:

     a. in 1991, but such royalty total shall be not less than One Hundred Thousand Dollars ($100,000);

     b. in 1992, but such royalty total shall be not less than Two Hundred Thousand Dollars ($200,000);

     c. in 1993, but such royalty total shall be not less than Three Hundred Thousand Dollars ($300,000; and

     d. in 1994 and each year thereafter until 2001, but such royalty total for each year shall be not less than Four Hundred Thousand Dollars ($400,000).

12. Delete paragraph 4.3 in the Technology Agreement and replace it with the following:

     4.3 Weyerhaeuser agrees to send written royalty reports to J&J within forty-five (45) days after the end of each fiscal half-year report period between January 1991 and December 2001 and after the final report period ending February 19, 2002. Such reports will set forth the Prime Line Raw Material Costs for the Royalty Products sold during the report period by Weyerhaeuser and its sublicensees. Concurrently with such reports Weyerhaeuser shall pay J&J the royalties in accordance with paragraph 4.2.

13. Amend line two (2) of paragraph 4.4 of the Technology Agreement by replacing "Net Sales" with "Prime Line Raw Material Costs."

Johnson & Johnson
March 14, 1991
Page 4

14. Delete paragraphs 4.6, 4.7 and 4.8 in the Technology Agreement and replace them as follows:

     4.6 The minimum royalties as provided in paragraph 4.2 for the years 1991, 1992, 1993 and 1994 shall be considered guaranteed minimums. In the event that Weyerhaeuser fails to pay such minimum royalties, J&J shall have the option of terminating this Technology Agreement by providing written notice to Weyerhaeuser exercising such option within sixty (60) days after the due date for the payment of such royalties for the year in question. This notice shall not be effective to terminate this Technology Agreement if Weyerhaeuser pays to J&J the balance due within thirty (30) days after receipt of J&J's notice.

     4.7 In the event the royalties paid by Weyerhaeuser under paragraph 4.2 are less than the amount specified for the years 1995 to 2001, J&J shall have the option to terminate all rights of Weyerhaeuser and its sublicensees to practice any C-C Patents with all other rights being deemed irrevocable and paid up as provided in paragraph 4.1. To exercise this option J&J shall provide written notice thereof to Weyerhaeuser within sixty (60) days after the due date for royalty payment for the year in question. The notice shall not be effective to terminate such rights if Weyerhaeuser pays to J&J the balance due within thirty
(30) days after receipt of J&J's notice.

15. Delete paragraph 13.3 in the Technology Agreement and replace it as follows:

     13.3 This Technology Agreement may be assigned by either party hereto under the following conditions:

     a. If the assignee is Procter & Gamble, Kimberly-Clark, or any entity which is controlled by or controls either entity then any amendments made to the Compensation Section 4.0 shall be ineffective and the original paragraphs restored;

     b. If the prime line for producing Royalty Products is offered for sale before December 31, 1994, Weyerhaeuser must promptly notify J&J and J&J shall have twenty one (21) days in which to accept such offer before Weyerhaeuser can accept any offer from a third party. However, Weyerhaeuser shall not accept a third party offer for a price less than a price

Johnson & Johnson
March 14, 1991
Page 5

equivalent in value to the price offered to J&J; provided, however, notwithstanding anything to the contrary, this paragraph 13.3 b shall not apply in the event the prime line (i) is offered for sale as part of the sale by Weyerhaeuser of other assets in which the fair market value of the prime line is less than one-half the fair market value of such other assets or (ii) sold, contributed or otherwise transferred to a joint venture or other entity in which Weyerhaeuser retains a financial interest of any kind; and

     c. Before any assignment of this Technology Agreement is effective, prompt notification of such assignment with a written assurance by the acquiring party of its willingness and ability to fully perform all obligations of the selling party are required.

To indicate your acceptance and agreement to this amendment, please have these duplicate copies signed and return one copy to me.

Very truly yours,


Patrick D. Coogan
Assistant General Counsel &
Corporate Patent Counsel
jw2/414/d4

AGREED TO AND ACCEPTED THIS                          AGREED TO AND ACCEPTED THIS

18 day of March, 1991                                19 day of June, 1991

WEYERHAEUSER COMPANY                                 JOHNSON & JOHNSON

By: /s/ John W. Creighton, Jr.                       By: /s/ C.D. Simonds
    --------------------------                           -----------------------
          (Signature)                                          (Signature)

John W. Creighton, Jr., President                    C.D. Simonds, Pres. JJCPI
---------------------------------                    ---------------------------
     (Print Name and Title)                             (Print Name and Title)

                       [LETTERHEAD OF JOHNSON & JOHNSON]

   OFFICE OF                                       ONE JOHNSON & JOHNSON PLAZA
GENERAL COUNSEL                                   NEW BRUNSWICK. N.J. 08933-7003

                                 May 12, 1992

Patrick Coogan, Esq.
Weyerhaeuser Company
Tacoma, Washington 98477

Dear Pat:

     This will confirm my telephone request of a couple of months ago, soliciting Weyerhaeuser's consent for McNeil-PPC Inc. to grant non-exclusive licenses under U.S. Patent 4,388,075, if and to the extent that such licenses are granted together with an express license under our U.S. Patent 4,938,754. By countersignature and return of this letter, please confirm your agreement. It is understood that in such licenses, royalties attributable solely to U.S. Patent 4,388,075 shall be equally divided between us, but that royalties attributed solely to U.S. Patent 4,938,754, or jointly to patents 4,388,075 and 4,938,754, shall be solely the right and property of McNeil-PPC Inc.

     Pursuant to paragraph 3.5 of the Technology Agreement between Weyerhaeuser and Johnson & Johnson dated July, 1, 1987, Weyerhaeuser has a covenant not to sue from Johnson & Johnson on U.S. Patent 4,938,754.

     Please signify your agreement by attending to the authorized execution of this letter at the space provided below, retaining the enclosed duplicate original for your own records. Thank you for your cooperation.

                                       Sincerely,

                                       /s/ Bob Minier
                                       ---------------------------
                                       Robert L. Minier

RLm/rak

WEYERHAEUSER

BY /s/ B.V. Abraham
   -------------------

Title Vice President
      ----------------
Date  May 22, 1992
      ----------------

                       [LETTERHEAD OF JOHNSON & JOHNSON]

   OFFICE OF                                       ONE JOHNSON & JOHNSON PLAZA
GENERAL COUNSEL                                   NEW BRUNSWICK. N.J. 08933-7003


                                 May 20, 1992

Weyerhauser Company
Tacoma
Washington 98477

Gentlemen:

Re:  Amendment to Technology Agreement Having An
     Effective Date of July 1, 1987
------------------------------------------------

This letter is to amend the subject Technology Agreement as follows:

     1.  Delete paragraph 2.14.

     2.  Delete paragraph 2.15.

     3. Replace paragraph 2.16 with the following: ""Weyerhaeuser Territory" shall mean the territory of Earth."

     4. Replace Schedules A, B and C with the attached Schedules A, B and C, each dated April 20, 1992.

     5. In the Amendment dated March 14, 1991, to the subject Technology Agreement in:

         a. Paragraph 3.1 delete the phrase "and a non-exclusive license in Non-Exclusive Territory, with the right to grant sublicenses."

         b. Paragraph 3.3 delete the phrase "and a non-exclusive license in Non-Exclusive Territory, with the right to grant sublicenses".

May 20, 1992


[COPY MISSING] indicate your acceptance and agreement to this Amendment, please [COPY MISSING] return one copy of this letter.

                                       Very truly yours,

                                       Robert L. Minier


[COPY MISSING]

AGREED AND ACCEPTED THIS                   AGREED AND ACCEPTED THIS
__ day of May, 1992                         20th day of May, 1992

WEYERHAEUSER COMPANY                       JOHNSON & JOHNSON

By /s/ B.V. Abraham                        By /s/ Stephen J. Cosgrove
   --------------------                    ---------------------------------
                                                    (signature)

B.V. Abraham                               Stephen J. Cosgrove, VP Finance JJCPI
-----------------------                    -------------------------------------
(Print name and title)                     (Print name and title)

                                                 Law Department
                                                 Tacoma, Washington 98477
[LETTERHEAD OF WEYERHAEUSER]                     Air Express:
                                                 33663 Weyerhaeuser Way South
                                                 Federal Way, Washington 98003
                                                 Writers Direct Dial Number
                                                 TEL (206) 924-2061
                                                 FAX (206) 924-3253
June 10, 1992

Robert L. Minier, Esq.
Office of General Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick NJ 08933-7003

Re:  Amendment to Technology Agreement, Effective Date July 1, 1987

Dear Bob:

This letter is to amend the above-noted Technology Agreement as follows:

1.   Replace the word "Products" with "Diapers" in the last line of Paragraph
     3.2 of the amendment accepted June 19, 1991.

2. In Paragraph 13.3b, last line before "and" insert - or (iii) is offered for sale, sold, contributed or otherwise transferred to a third party with the limitation that until February 19, 2002 the products of the prime line will be sold to J&J for any uses, to Scott Health Care for use only in Adult Diapers while a sublicensee hereunder and to others for use only in Infant Diapers -.

3. Replace Schedules A, A', B, B' and C with the attached Schedules A, A', B, B' and C each dated June 5, 1992.

To indicate your acceptance and agreement to this Amendment, please sign and return one copy of this letter.

Very truly yours,

Patrick D. Coogan
Assistant General Counsel &
Corporate Patent Counsel


AGREED AND ACCEPTED THIS           AGREED AND ACCEPTED THIS
    day of June, 1992                   day of June, 1992
----                               ----
WEYERHAEUSER COMPANY               JOHNSON & JOHNSON

By                                 By
   ---------------------             -----------------------
        (Signature)                        (Signature)

------------------------           -------------------------
 (Print Name and Title)             (Print Name and Title)

                             REVISED JUNE 5, 1992
                             --------------------

                                  Schedule A
                                  ----------

                                                                  A-1
                                                                  JBD 2/25
                                                                  (Weyco #16951)
Patents
-------

    U.S. Patent 4,500,315 and 4,537,590
    -----------------------------------

        Argentina                234479
        Austria                  0108637
        Australia                558202
        Belgium                  0108637
        Bolivia                  B-4737
        Brazil                   P-18306016
        Canada                   1,209,752
        Chile                    34798
        Denmark                  161,664
        Ecuador                  PI-86-187
        Eire                     54695
        EPO                      0108637
        France                   0108637
        Germany                  P-3378952.5.08
        Great Britain            2,131,346
        Greece                   78755
        Guatemala                3775
        Hong Kong                419/1987
        India                    161085
        Italy                    0108637
        Japan                    1,586,799
        Korea                    42835
        Luxembourg               0108637
        Mexico                   157756

                             REVISED JUNE 5, 1992
                             --------------------

                                                                  A-1 Continued
                                                                  JBD 2/25
                                                                  (Weyco #16951)


        Netherlands              0108637
        New Zealand              206055
        Norway                   167,760
        Peru                     3814
        Philippines              19243
        Portugal                 77627
        Sarawak                  3208
        Singapore                242/87
        South Africa             83/8282
        Spain                    527081, 280301, 280302,
                                 280303, 280304, 280305, 280306

        Sweden                   0108637
        Switzerland              0108637
        Taiwan                   22229
        Trinidad                 24/1987
        Venezuela                47305

Patent Applications
-------------------

        Colombia                 227109
        Egypt                    691/1983
        Malaysia                 8801552
        Thailand                 001958

                             REVISED JUNE 5, 1992
                             --------------------

                                                                  A-2
                                                                  JBD 54
                                                                  (Weyco #16953)

Patents
-------

    U.S. Patent 4,676,784
    ---------------------

        Canada                   1239012
        Singapore                187/91
        Trinidad                 16/1991

--------------------------------------------------------------------------------

                                                                  A-3
                                                                  JBD 62
                                                                  (Weyco #16954)

Patents
-------

    U.S. 4,560,372
    --------------

        Canada                   1245004
        Hong Kong                305/1991
        Singapore                164/91
        Trinidad                 15/1991

                             REVISED JUNE 5, 1992
                             --------------------

                                                                  A-4
                                                                  JBD 72
                                                                  (Weyco #16956)

Patents
-------

    U.S. Patent 4,559,050
    ---------------------

        Canada                   1252953

Patent Applications
-------------------

        Japan                    180067/85

--------------------------------------------------------------------------------
                                                                  A-5
                                                                  JBD 73
                                                                  (Weyco #16957)

Patents
-------

    U.S. 4,596,567
    --------------

        Canada                   1251902

Patent Applications
-------------------

        Japan                    180068/85

--------------------------------------------------------------------------------

                                                                  A-6
                                                                  JBD 74
                                                                  (Weyco #16958)

Patents
-------

    U. S. 4,605,402
    ---------------

        Canada                   1251901
        Hong Kong                1076/1991
        Singapore                955/91
        Trinidad                 61/1991

Patent Applications
-------------------

        Brazil                   8503820
        Japan                    180069/85

                             REVISED JUNE 5, 1992
                             --------------------

                                                                  A-7
                                                                  ABTK I
                                                                  (Weyco #16946)

Patents
-------

        Australia                543970
        Brazil                   PI 8108591
        Canada                   1,163,599
        EPO                      0040087
        France                   0040087
        Great Britain            0040087
        Germany                  3165831.8
        Hong Kong                291/1985
        Malaysia                 1115/1985
        Mexico                   154820
        Netherlands              0040087
        Singapore                928/84
        South Africa             81/3131

Patent Applications
-------------------

        Japan                    501802/81

-------------------------------------------------------------------------------

                                                                  A-8
                                                                  ABTK 009
                                                                  (Weyco #16947)

Patents
-------

    U.S. 4,381,320
    --------------

          Argentina              229126
          Australia              551832
          Brazil                 PI 8203234
          Canada                 1203772
          Great Britain          2099828
          New Zealand            200725
          Portugal               74987
          South Africa           82/3882

Patent Applications
-------------------

          Germany                3220735.2
          Japan                  94149/82

                             REVISED JUNE 5, 1992
                             --------------------

U.S. Patent 4,573,988                                             A-9
---------------------            JBD 66            (Weyco #18681)
                                 (CIP of JBD 2 and JBD 25)


U.S. Patent 4,540,454            JBD 78            (Weyco #18682)
---------------------            (Div. of JBD 2 and JBD 25)

                             REVISED JUNE 5, 1992
                             --------------------

                                                                  A'-1
Recent Inventions:
------------------

File 1047.141    Relatively Soft Pliable Water-Swellable Polymer: Filed June 21,
-------------    1989; S.N. 07/365,206 QBD 154) ABANDONED May 1991
Weyco #16635

File 1047.143    Hydrocolloid Polymer: Filed June 12, 1989; S.S. 365,224
-------------    (JBD 155)
Weyco #16697

File 1047.145    Absorbent Mixture, Method of Making Same and Absorbent Article
-------------    Including Same: Filed June 14, 1989; S.N. 365,967 (JBD 153)
Weyco #16698     now U.S. Patent No. 5,100,397 issued 3/31/92.*

File 1047.148    Hydrocolloid Polymer with Improved Sorption: Filed June 12,
-------------    1989; S.N. 07/365,979 QBD 156) ABANDONED 5/1/91.
Weyco #16699

File 1047.153    Low Bulk Disposable Diaper: Filed October 27, 1988; S.N.
-------------    263,529 (JBD 157) Now U.S. Patent No. 5,098,423 issued 3/24/92.
Weyco #16700

Weyco #16888     Highly Swellable Absorbent Polymers. No application filed.

Weyco #16889     Highly Swellable Absorbent Polymer via U.V. No application filed.

Weyco #16898     Manufacture of Composite Web Having Absorbent Properties: Filed
                 April 10, 1989; S.N. 335,764 (JBD 158) ABANDONED May 1991.





6698: Also pending in Canada 2016733, Europe Pub. 402650, Japan 115021/90 and U.S. (Divisional) Serial No. 772,772 filed October, 1991

                             REVISED JUNE 5, 1992
                             --------------------

                                  SCHEDULE B
                                  ----------

                                                                  B-1
                                                                  JBD 8
                                                                  (Weyco #16949)

Patents
-------

    U.S. Patent 4,413,995
    ---------------------

        Canada                   1,192,456
        Singapore                860/85

--------------------------------------------------------------------------------

                                                                  B-2
                                                                  JBD 11
                                                                  (Weyco #16950)

Patents
-------

        U. S. 4,540,415
        ---------------

--------------------------------------------------------------------------------

                                                                  B-3

Patents                          JBP 22     (Weyco #14022)
-------

    U.S. 4,084,592
    --------------

Patents                          JBD 76     (Weyco #16960)
-------

    U.S. 4,880,420
    --------------

        Brazil                   P18503818
        Canada                   1257751

Patent Applications
------------------

        Japan                    180071/85

                             REVISED JUNE 5, 1992
                             --------------------

                                                                 B-4
                                                                 JBD 70 (Design)
                                                                 (Weyco #16955)

Patents
-------

        Canada                   55968

--------------------------------------------------------------------------------

                                                                  B-6
                                                                  JBD 47/103
                                                                  (Weyco #16952)

Patents
-------

    U.S. Patent 4,985,025
    ---------------------

        Canada                   1241503

--------------------------------------------------------------------------------

                                                              B-7
                                                              JBD 75/106/129/149
                                                              (Weyco #16964)

Patents
-------

    U.S. 4,883,48
    -------------

        Canada                   1252952

--------------------------------------------------------------------------------

                                                                  B-8
                                                                  JBD 29/JBD 130
                                                                  (Weyco #18828)

Patents
-------

        Canada                   1236074
        Singapore                611/90
        Trinidad                 25/90

                             REVISED JUNE 5, 1992
                             --------------------

                                                                 B-9
                                                                 JBD 107/JBD 128
                                                                 (Weyco #14107)

Patents
-------
    U.S. 4,813,947
    --------------

Patent Applications
-------------------

        Canada                   526378-6

--------------------------------------------------------------------------------

                                                                            B-10

Patents
-------

        U.S. 3,779,246           J&J 665   (Weyco #14665)
        Canada 977,268

        U.S. 4,464,217           JBP 177   (Weyco #14177)
        Canada 1,186,288

        U.S. 4,084,592           JBP 22    (Weyco #14022)

        U.S. 4,573,991           JBD 50    (Weyco #14050)

        U.S. 4,479,836           JBD 43    (Weyco #14043)

        U.S. 4,576,598           JBD 41    (Weyco #14041)

        U.S. 4,552,560           JBD 48    (Weyco #14048)

        U.S. 4,723,954           JBD 104   (Weyco #16963)

        U.S. 4,662,874           JBD 105   (Weyco #14105)

        U.S. 4,731,066           JBD 131   (Weyco #14131)

        U.S. 4,886,511           JBD 144   (Weyco #14144)

        U.S. 4,941,933           JBD 146   (Weyco #14146)

                             REVISED JUNE 5, 1992
                             --------------------

                                  SCHEDULE B'
                                  -----------

                                                                            B'-I

Recent Inventions:
-----------------



File 1047.142    Disposable Diaper with Center Gathers: Filed October 27, 1988;
-------------    S.N. 263,260 (JBD 159) U.S. Patent 4,935,021 issued 6/19/90;
Weyco #16696     Canada S.N. 614682 9/29/89

                             REVISED JUNE 5, 1992
                             --------------------

                                  SCHEDULE C
                                  ----------

                                                            C-1
                                                            JBD 7/JBP 98/JBP 158
                                                            (Weyco #14098)

Patents
-------

    U.S. 4,450,026
    -------------

    U.S. 4,337,771
    --------------

        Australia                528,814
        Brazil                   7900459
        Canada                   1,195,804
        Japan                    1,591,935
        South Africa             79/0351

--------------------------------------------------------------------------------

                                    C-2
                                    JBD 44/JBP 97/JBP 159/JBP 120/JBP 166
                                    (Weyco #s 14044, 16696, 19070, 19147, 17914)

Patents
-------

    U.S. RE 31,922
    --------------

    U.S. 4,324,245
    --------------

        Argentina                221074
        Australia                526338 - 533635
        Canada                   1153152
        Chile                    31273
        Guatemala                3295
        Venezuela                40765

Patent Application
------------------

        Ecuador                  210

                             REVISED JUNE 5, 1992
                             --------------------

                                                                 C-3
                                                                 JBP 157/JBP 100
                                                                 (Weyco #18226)

Patents
-------

    U.S. 4,336,803
    --------------

--------------------------------------------------------------------------------

                                                                  C-5

Patent
------

        U.S. 4,381,783           JBP 210         (Weyco #14210)
        --------------

        U.S. RE 32,957           JBD 90          (Weyco #14090)
        --------------